Exhibit 4.2

SPIRE INC.

$165,000,000

$35,000,000 Series 2016 Senior Notes, Tranche A, due 2021

$130,000,000 Series 2016 Senior Notes, Tranche B, due 2026

______________

MASTER NOTE PURCHASE AGREEMENT

______________
DATED JUNE 20, 2016

TABLE OF CONTENTS
SECTION    HEADING    PAGE
SECTION 1. AUTHORIZATION OF NOTES    1
Section 1.1. Series 2016 Notes    1
Section 1.2. Interest Rate    1
Section 1.3. Additional Series of Notes    2
SECTION 2. SALE AND PURCHASE OF NOTES    4
SECTION 3. CLOSING    4
SECTION 4. CONDITIONS TO CLOSING    5
Section 4.1. Representations and Warranties    5
Section 4.2. Performance; No Default    5
Section 4.3. Compliance Certificates    5
Section 4.4. Opinions of Counsel    6
Section 4.5. Purchase Permitted By Applicable Law, Etc    6
Section 4.6. Sale of Other Notes    6
Section 4.7. Payment of Special Counsel Fees    6
Section 4.8. Private Placement Number    6
Section 4.9. Changes in Corporate Structure    6
Section 4.10. Funding Instructions.    7
Section 4.11. Proceedings and Documents    7
SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY    7
Section 5.1. Organization; Power and Authority    7
Section 5.2. Authorization, Etc    7
Section 5.3. Disclosure    7
Section 5.4. Organization and Ownership of Shares of Subsidiaries     8
Section 5.5. Financial Statements; Material Liabilities    8
Section 5.6. Compliance with Laws, Other Instruments, Etc    9
Section 5.7. Governmental Authorizations, Etc    9
Section 5.8. Litigation; Observance of Statutes and Orders    9
Section 5.9. Taxes     10
Section 5.10. Title to Property; Leases    10
Section 5.11. Licenses, Permits, Etc    10
Section 5.12. Compliance with ERISA    10
Section 5.13. Private Offering by the Company    11
Section 5.14. Use of Proceeds; Margin Regulations    11
Section 5.15. Existing Indebtedness    12
Section 5.16. Foreign Assets Control Regulations, Etc    12

Section 5.17. Status under Certain Statutes    13
SECTION 6. REPRESENTATIONS OF THE PURCHASERS    13
Section 6.1. Purchase for Investment    13
Section 6.2. Source of Funds    13
SECTION 7. INFORMATION AS TO COMPANY    15
Section 7.1. Financial and Business Information    15
Section 7.2. Officer’s Certificate    18
Section 7.3. Visitation    18
SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES    19
Section 8.1. Maturity.    19
Section 8.2. Optional Prepayments with Make-Whole Amount    19
Section 8.3. Allocation of Partial Prepayments    20
Section 8.4. Maturity; Surrender, Etc    20
Section 8.5. Purchase of Notes    20
Section 8.6. Make-Whole Amount for the Series 2016 Notes    21
Section 8.7. Change in Control    22
Section 8.8. Special Mandatory Prepayment    23
SECTION 9. AFFIRMATIVE COVENANTS.    23
Section 9.1. Compliance with Law    23
Section 9.2. Insurance    24
Section 9.3. Maintenance of Properties    24
Section 9.4. Payment of Taxes    24
Section 9.5. Corporate Existence, Etc    24
Section 9.6. Books and Records.    25
Section 9.7. Environmental Laws    25
Section 9.8. Subsidiaries    25
SECTION 10. NEGATIVE COVENANTS    27
Section 10.1. Transactions with Affiliates    27
Section 10.2. Merger, Consolidation, Etc    27
Section 10.3. Line of Business.    28
Section 10.4. Economic Sanctions, Etc    29
Section 10.5. Maximum Consolidated Capitalization Ratio    29
Section 10.6. Limitation on Liens    29
SECTION 11. EVENTS OF DEFAULT    29
SECTION 12. REMEDIES ON DEFAULT, ETC    31
Section 12.1. Acceleration.    31

Section 12.2. Other Remedies.    32
Section 12.3. Rescission.    32
Section 12.4. No Waivers or Election of Remedies, Expenses, Etc    32
SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES    32
Section 13.1. Registration of Notes    32
Section 13.2. Transfer and Exchange of Notes    33
Section 13.3. Replacement of Notes    33
SECTION 14. PAYMENTS ON NOTES    34
Section 14.1. Place of Payment    34
Section 14.2. Home Office Payment    34
SECTION 15. EXPENSES, ETC    34
Section 15.1. Transaction Expenses    34
Section 15.2. Survival    35
SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
AGREEMENT.    35
SECTION 17. AMENDMENT AND WAIVER    36
Section 17.1. Requirements    36
Section 17.2. Solicitation of Holders of Notes    36
Section 17.3. Binding Effect, Etc    37
Section 17.4. Notes Held by Company, Etc    37
SECTION 18. NOTICES    37
SECTION 19. REPRODUCTION OF DOCUMENTS    38
SECTION 20. CONFIDENTIAL INFORMATION    38
SECTION 21. SUBSTITUTION OF PURCHASER    40
SECTION 22. MISCELLANEOUS    40
Section 22.1. Successors and Assigns    40
Section 22.2. Payments Due on Non-Business Days    40
Section 22.3. Accounting Terms.    41
Section 22.4. Severability    41
Section 22.5. Construction, Etc    41
Section 22.6. Counterparts    42
Section 22.7. Governing Law    42
Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.    42

SCHEDULE A    —    Information Relating to Purchasers
SCHEDULE B    —    Defined Terms
SCHEDULE C    —    Maturity Dates, Interest Payment Dates and Applicable Interest
Rates for Series 2016 Notes
SCHEDULE 5.3    —    Disclosure Materials
SCHEDULE 5.4    —    Subsidiaries of the Company and Ownership of Subsidiary Stock
SCHEDULE 5.5    —    Financial Statements
SCHEDULE 5.15    —    Existing Indebtedness
SCHEDULE 9.8    —    Subsidiary Guarantors to Principal Credit Facilities
EXHIBIT 1(a)    —    Form of Series 2016 Senior Note, Tranche A, due 2021
EXHIBIT 1(b)    —    Form of Series 2016 Senior Note, Tranche B, due 2026
EXHIBIT 4.4(a)    —    Form of Opinion of General Counsel of the Company
EXHIBIT 4.4(b)    —    Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(c)    —    Form of Opinion of Special Counsel for the Purchasers
EXHIBIT 9.8    —    Form of Subsidiary Guaranty Agreement
EXHIBIT S    —    Form of Supplement to Master Note Purchase Agreement

SPIRE INC.
700 Market Street
St. Louis, Missouri 63101
$35,000,000 Series 2016 Senior Notes, Tranche A, due 2021
$130,000,000 Series 2016 Senior Notes, Tranche B, due 2026
Dated as of June 20, 2016

TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE A HERETO:
Ladies and Gentlemen:
Spire Inc., a Missouri corporation (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:
SECTION 1.    AUTHORIZATION OF NOTES.
Section 1.1. Series 2016 Notes. The Company will authorize the issue and sale of (a) $35,000,000 aggregate principal amount of its Series 2016 Senior Notes, Tranche A, due September 1, 2021 (the “Tranche A Notes”) and (b) $130,000,000 aggregate principal amount of its Series 2016 Senior Notes, Tranche B, due on the first day of the month in which the tenth anniversary of the Closing falls as set forth on Schedule C hereto (the “Tranche B Notes” and together with the Tranche A Notes, the “Series 2016 Notes”). The Series 2016 Notes together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 1.3 are collectively referred to as the “Notes” (such term to include any such notes issued in substitution therefor pursuant to Section 13). The Tranche A Notes and the Tranche B Notes shall be substantially in the form set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchasers of such Notes and the Company in accordance with this Agreement. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.
Section 1.2. Interest Rate. (a) The Tranche A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof at the Applicable Interest Rate determined as set forth on Schedule C hereto from the date of issuance, payable semi-annually, on the interest payment dates determined as set forth on Schedule C hereto (each such date being referred to herein as a “Tranche A Interest Payment Date”), until such principal amount shall have become due and payable, and, to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the applicable Default Rate, payable semi-annually on each Tranche A Interest Payment Date as aforesaid.
(b)    The Tranche B Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof at the Applicable Interest Rate determined as set forth on Schedule C hereto from the date of issuance, payable semi-annually, on the interest payment dates determined as set forth on Schedule C hereto (each such date being referred to herein as a “Tranche B Interest Payment Date”), until such principal amount shall have become due and payable, and, to the extent permitted by applicable law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the applicable Default Rate, payable semi-annually on each Tranche B Interest Payment Date as aforesaid.
Section 1.3. Additional Series of Notes. The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S. Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:
(i)each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by year and sequential alphabetical designation inscribed thereon;
(ii)Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;
(iii)each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants and additional events of default as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall automatically be deemed amended (a) to reflect such additional covenants and such additional events of default without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants and additional events of default shall not reduce or diminish any existing covenants or events of default, but shall inure to the benefit of all holders of Additional Notes of that Series so long as any Additional Notes of that Series issued pursuant to such Supplement remain outstanding, except as expressly provided otherwise in this Agreement, and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;
(iv)each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder or as may be approved by the Additional Purchasers of such Series of Additional Notes and the Company in accordance with this Agreement;
(v)the minimum principal amount of any Note issued under a Supplement shall be $250,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $250,000 or more;
(vi)all Additional Notes shall constitute Senior Debt of the Company and shall rank pari passu with all other outstanding Notes; and
(vii)no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.
It is specifically acknowledged and agreed that the Purchasers of the Series 2016 Notes, or any other holder of Notes, shall not have any obligation to purchase any Additional Notes.
The obligations of the Company to issue, and the obligations of the Additional Purchasers to purchase, any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:
(a)Compliance Certificate. A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in reasonable detail) required in order to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.5 (and any other financial covenants included in any Supplement with respect to any Series of Notes then outstanding) on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate).
(b)Execution and Delivery of Supplement. The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.
(c)Representations of Additional Purchasers. Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.
(d)Execution and Delivery of Guaranty Ratification. To the extent that a Subsidiary Guaranty Agreement is in effect, each Subsidiary Guarantor shall execute and deliver a guaranty ratification.
(e)Closing Conditions. The closing conditions set forth in Section 4 shall have been updated and performed as of the date of issuance of each series of Additional Notes (irrespective of whether such closing conditions initially apply only to the Series 2016 Notes).
SECTION 2.    SALE AND PURCHASE OF NOTES.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series 2016 Notes in the principal amount and of the tranche specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
SECTION 3.    CLOSING.
The execution and delivery of this Agreement will be made at the offices of Chapman and Cutler LLP, 111 West Monroe, Chicago, Illinois 60603 on June 20, 2016 (the “Execution Date”).
The sale and purchase of the Tranche A Notes and the Tranche B Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 11:00 a.m., Chicago time, at the closing (the “Closing”) on or prior to December 31, 2016, on a date (which shall be a Business Day) as the Company may select with at least three Business Days prior written notice to the Purchasers. Such notice of the date of Closing shall be accompanied by copies of all Applicable Regulatory Approvals with respect to the EnergySouth Acquisition. The maturity dates, interest payment dates and Applicable Interest Rates for the Tranche A Notes and the Tranche B Notes shall be determined in relation to the date of the Closing in accordance with Schedule C hereof.
At the Closing the Company will deliver to each Purchaser the Series 2016 Notes of the tranche to be purchased by such Purchaser in the form of a single Series 2016 Note (or such greater number of Series 2016 Notes of such tranche in denominations of at least $250,000, as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company, for the account of the Company, of immediately available funds in the amount of the purchase price therefor by wire transfer, with wire instructions to be provided by the Company to the Purchasers at least three Business Days prior to the Closing date in accordance with Section 4.10 detailing the bank information of the Company. For the avoidance of doubt, interest shall accrue on each Note from the date that the Company receives immediately available funds by wire transfer as provided above in the full amount of the purchase price of such Note; provided that no interest shall accrue on any Note prior to the date of the Closing. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4.2 shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
Notwithstanding anything to the contrary in this Agreement, if that certain Stock Purchase Agreement, dated as of April 24, 2016, among the Company, EnergySouth, Inc. and Sempra Global (the “EnergySouth Acquisition Agreement”) is terminated for any reason prior to the date of Closing, this Agreement shall terminate and shall be void and be of no force and effect, without any obligation or liability on the part of any party (including, without limitation, with respect to the representations and warranties of the Company contained in this Agreement and any and all information contained in the Memorandum or any other Disclosure Documents or otherwise), except for the obligations of the Company under Section 15.
SECTION 4.    CONDITIONS TO CLOSING.
Each Purchaser’s obligation to purchase and pay for the Series 2016 Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.
Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Series 2016 Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.
Section 4.3. Compliance Certificates.
(a)Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.
(b)Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2016 Notes and this Agreement.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from Mark C. Darrell, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, (b) from Akin Gump Strauss Hauer & Feld LLP, counsel for the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of the Series 2016 Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) (assuming the preparation, execution, delivery and filing of the applicable Federal Reserve Board forms, if required) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2016 Notes to be purchased by it at the Closing as specified in Schedule A.
Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Execution Date and the Closing the reasonable accrued but unpaid fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a detailed statement of such counsel rendered to the Company at least one Business Day prior to, as applicable, the Execution Date and the Closing.
Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the applicable tranche of the Series 2016 Notes.
Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5, except as permitted under Section 10.2.
Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the bank and account information specified in Section 3, including (i) the name and address of the transferee bank, (ii) such bank’s ABA number and (iii) the account name and number into which the purchase price for the Series 2016 Notes is to be deposited.
Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the Financing Agreements shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents and documents relative to the consummation of the EnergySouth Acquisition, in each case, as such Purchaser or such special counsel may reasonably request.
SECTION 5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to each Purchaser that:
Section 5.1. Organization; Power and Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to execute and deliver the Financing Agreements and to perform the provisions hereof and thereof.
Section 5.2. Authorization, Etc. Each Financing Agreement has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Series 2016 Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 5.3. Disclosure. The Company, through its agent, Morgan Stanley & Co. LLC, has delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated May 2016, (the “Memorandum”), relating to the transactions contemplated hereby. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the

Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to June 3, 2016, being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections, budgets and other estimates, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since September 30, 2015, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary.
(b)All of the outstanding Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable (except as limited to the extent set forth in each Subsidiary’s organizational documents) and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).
(c)Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly incorporated or organized, as the case may be, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnote disclosures). As of the date of the execution and delivery of this Agreement, the Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents. As of the date of Closing, the Company and its Subsidiaries will not have any Material liabilities that are not disclosed on the financial statements included, or are not otherwise disclosed in, the Company’s then most recent Form 10-Q or, as applicable, the Form 10-K filed with the SEC or as otherwise disclosed in any other report filed with the SEC.
Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution and delivery of the Financing Agreements and the performance by the Company of the requirements of the Financing Agreements will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any Material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate, in any Material respect, any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of the Financing Agreements that has not already been obtained.
Section 5.8. Litigation; Observance of Statutes and Orders. (a) Except as disclosed under “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of the Company’s most recent Form 10-Q included as part of the Disclosure Documents, there are no actions, suits or other legal proceedings pending or, to the actual knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and (ii) to the actual knowledge of the Company, there are no audits or investigations by any Governmental Authority pending or threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
(b)    Neither the Company nor any Subsidiary is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all Material income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended September 30, 2011.
Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective owned Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.
Section 5.11. Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.
Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan (other than Multiemployer Plans) in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), except for such instances of liability as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be, individually or in the aggregate, reasonably expected to result in a Material Adverse Effect.
(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such

Plan allocable to such benefit liabilities by more than an amount that would be reasonably expected to result in a Material Adverse Effect. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
(c)The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate would be reasonably expected to result in a Material Adverse Effect.
(d)The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not expected to have a Material Adverse Effect.
(e)The execution and delivery of this Agreement and the issuance and sale of the Series 2016 Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA (for which an exemption under section 408 of ERISA does not apply) or in connection with which a tax would be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 2016 Notes to be purchased by such Purchaser.
Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2016 Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 50 other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Series 2016 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2016 Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2016 Notes as set forth in Section 1.2 of the Memorandum. No part of the proceeds from the sale of the Series 2016 Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 15% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 15% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 2016 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries (other than as permitted hereunder). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $25,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
(b)    Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.
Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
(b)Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)	No part of the proceeds from the sale of the Notes hereunder:
(i)constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;
(ii)will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii)    will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.
(d)    The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.
Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.
SECTION 6.    REPRESENTATIONS OF THE PURCHASERS.
Section 6.1. Purchase for Investment. Each Purchaser severally represents that (i) it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and (ii) it is purchasing the Series 2016 Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Series 2016 Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2016 Notes.
Each Purchaser severally represents that it (or its investment manager) has received and reviewed the Disclosure Documents and has been furnished an opportunity to obtain any additional information or documents concerning the Company and its Subsidiaries, and their financial condition, operations, business or properties, necessary or desirable to make an informed decision as to an investment in the Notes. Each Purchaser further represents that such Purchaser (or its investment manager) has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes.
Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2016 Notes to be purchased by such Purchaser hereunder:
(a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b)the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
(c)the Source is either (i) an “insurance company pooled separate account”, within the meaning of PTE 90-1 or (ii) a “bank collective investment fund”, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
(d)the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be related within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or
(e)the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the

INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
(f)the Source is a governmental plan; or
(g)the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
(h)the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.
SECTION 7.    INFORMATION AS TO COMPANY.
Section 7.1. Financial and Business Information. The Company shall deliver to each Purchaser, each Additional Purchaser and each holder of Notes that is an Institutional Investor:
(a)    Quarterly Statements — within 60 days (or such shorter period as is15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
(i)an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, and
(ii)    the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the portion of the Company’s fiscal year ended at the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnote disclosures, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), and provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the Execution Date located at: http://www.spireenergy.com) and shall have given such holder prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);
(b)    Annual Statements — within 105 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,
(i)an audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and
(ii)the related audited consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such fiscal year, including notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), and provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;
(c)    SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Purchaser, Additional Purchaser or holder of Notes), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC; provided that the Company or such Subsidiary shall be deemed to have made such delivery of such reports if it shall have timely made Electronic Delivery thereof;
(d)    Notice of Default or Event of Default — promptly, and in any event within ten days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
(e)    ERISA Matters — promptly, and in any event within ten days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
(i)with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date that would be reasonably expected, individually or in the aggregate, to result in liability that would have a Material Adverse Effect; or
(ii)the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
(iii)any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;
(f)    Supplements — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof, provided, that the Company shall be deemed to have made such delivery of such Supplement if it shall have timely made Electronic Delivery thereof; and
(g)    Requested Information — with reasonable promptness, such other data and information (i) relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K), (ii) relating to the ability of the Company to perform its obligations under this Agreement (including any

Supplement) and under the Notes or (iii) relating to the status of the EnergySouth Acquisition, in each case as from time to time may be reasonably requested by such Purchaser, Additional Purchaser or holder of Notes.
Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser, an Additional Purchaser or a holder of Notes that is an Institutional Investor pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each such Purchaser, Additional Purchaser or holder of Notes):
(a)Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.5 and Section 10.6, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and
(b)Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.
Section 7.3. Visitation. The Company shall permit the representatives of each Purchaser, each Additional Purchaser and each holder of Notes that is an Institutional Investor:
(a)No Default — if no Default or Event of Default then exists, at the expense of such Purchaser, Additional Purchaser or such holder of Notes and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all during the Company’s normal business hours; provided, however, that so long as no Default or Event of Default then exists, the Purchasers, Additional Purchasers and holders of Notes, collectively, shall be permitted to make no more than two such visits during any fiscal year;
(b)Default — if a Default or Event of Default then exists, at the reasonable expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), as often as may be reasonably requested during the Company’s normal business hours and upon reasonable prior notice to the Company; provided that in the case of any discussion or meeting with the independent public accountants, only if the Company has been given the opportunity to participate in such discussion; and
(c)    Restrictions Related to Safety and Confidentiality — notwithstanding the foregoing, the Company reserves the right to restrict access to any of its or its Subsidiaries’ facilities in accordance with reasonably adopted procedures relating to safety and security, and neither the Company nor any of its Subsidiaries shall be required to disclose to any Purchaser, Additional Purchaser or holder of the Notes or any agents or representatives thereof any information that is the subject of attorney-client privilege or attorney work-product privilege properly asserted by the Company or any of its Subsidiaries to prevent the loss of such privilege in connection with such information or that is prevented from disclosure pursuant to a confidentiality agreement with any non-Affiliate (provided that the Company agrees to use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit disclosure of the relevant information, subject to customary nondisclosure restrictions applicable to the Purchasers, Additional Purchasers and holders of the Notes, as applicable, and that the Company has received a written opinion of counsel confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement).
SECTION 8.    PAYMENT AND PREPAYMENT OF THE NOTES.
Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of the Tranche A Notes and the Tranche B Notes shall be due and payable on the stated maturity date thereof.
Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of Notes (or tranche of Notes), in an amount not less than 5% of the original aggregate principal amount of such Series of Notes (or tranche of Notes) to be prepaid in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the applicable Make-Whole Amount determined for the prepayment date with respect to such principal amount. Notwithstanding the foregoing, the Company may not prepay any Series of Notes (or tranche of Notes) pursuant to this Section 8.2 if a Default or Event of Default shall exist or would result from such optional prepayment unless all Notes at the time outstanding are prepaid on a pro rata basis. The Company will give each holder of Notes of the Series (or tranche) to be prepaid (with a copy to each other holder of Notes) written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each Series (or tranche of Notes) to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated applicable Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such applicable Make-Whole Amount as of the specified prepayment date.
Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes of each Series (or tranche of Notes) to be prepaid shall be allocated among all of the Notes of such Series (or tranche) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and applicable Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series (or tranche) except (a) upon the payment or prepayment of the Notes of such Series (or tranche) in accordance with the terms of this Agreement (including any Supplement hereto) and the Notes of such Series (or tranche) or (b) pursuant to an offer to purchase any outstanding Notes of any Series (or tranche) made by the Company or an Affiliate pro rata to the holders of the Notes of such Series (or tranche) at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder of the Notes of the Series (or tranche) being offered for purchase with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the outstanding principal amount of the Notes of the Series (or tranche) offered for purchase accept such offer, the Company shall promptly notify the remaining holders of such Series (or tranche) of such fact and the expiration date for the acceptance by such holders of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Notwithstanding the foregoing, neither the Company nor any Affiliate may offer to purchase or purchase any Series (or tranche) of Notes if a Default or Event of Default shall exist or would result therefrom unless such Person shall offer to purchase all outstanding Notes on a pro rata basis upon the same terms and conditions.
Section 8.6. Make-Whole Amount for the Series 2016 Notes.
“Make-Whole Amount” means, with respect to any Series 2016 Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2016 Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Series 2016 Note, the principal of such Series 2016 Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Series 2016 Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2016 Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Series 2016 Note, 0.5% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Series 2016 Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S.

Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series 2016 Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Series 2016 Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Series 2016 Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Series 2016 Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
Section 8.7. Change in Control. (a) Notice of Change in Control. The Company will, within 5 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer by the Company to prepay the Notes as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.
(b)    Offer to Prepay Notes. The offer to prepay Notes contemplated by the foregoing paragraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). Such Proposed Prepayment Date shall be not less than 10 days and not more than 30 days after the date of such offer (or, if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(c)Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.
(d)Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date.
(e)Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant and subject to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled or, as applicable, will be fulfilled on or prior to the date prepayment becomes due under this Section 8.7; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.
Section 8.8. Special Mandatory Prepayment. The Company agrees to prepay 100% of the Series 2016 Notes on the fourth (4th) Business Day following the Closing hereunder (the “Special Prepayment Date”), at par and without Make‑Whole Amount or other premium, but with accrued interest, if any, from the date of Closing to the date of such prepayment unless (i) the EnergySouth Acquisition has been consummated prior to the Special Prepayment Date and (ii) the holders of the Series 2016 Notes have received written confirmation that the EnergySouth Acquisition has been consummated substantially as contemplated by the EnergySouth Acquisition Agreement.
Upon such prepayment of the Series 2016 Notes pursuant to this Section 8.8, (a) this Agreement shall terminate and shall be void and be of no force and effect without any obligation of liability on the part of any party except for the obligations of the Company under Section 15 and (b) interest on the Series 2016 Notes shall cease to accrue from and after such date of repayment. All of the Series 2016 Notes so repaid in full shall be promptly surrendered to the Company and cancelled and shall not be reissued, and no Series 2016 Note shall be issued in lieu of any repaid principal amount of any Series 2016 Notes.
SECTION 9.    AFFIRMATIVE COVENANTS.
The Company covenants that from and after the Execution Date and so long as any of the Notes are outstanding:
Section 9.1. Compliance with Law. Without limiting Section 10.4, and except as provided in Section 9.7 (which is the only covenant pertaining to compliance with Environmental Laws), the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.2. Insurance. The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.
Section 9.3. Maintenance of Properties. The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear and damage by casualty) consistent with good utility practices, so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.4. Payment of Taxes. The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need to pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a Material Adverse Effect.
Section 9.5. Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable Material requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.
Section 9.7. Environmental Laws. The Company will, and will cause each of its Subsidiaries to, (i) comply in all Material respects with all applicable Environmental Laws and obtain and comply in all Material respects with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, and (ii) comply in all Material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings or to the extent the failure to conduct or complete any of the foregoing would not reasonably be expected to have a Material Adverse Effect.
Section 9.8. Subsidiaries. (a) The Company will ensure that at all times each Subsidiary that has outstanding a Guaranty with respect to any Indebtedness of the Company outstanding under any Principal Credit Facility (or is otherwise a borrower under, co-obligor on, or jointly liable with respect to, any such Indebtedness outstanding under a Principal Credit Facility) is a Subsidiary Guarantor. As of the date hereof, the only Subsidiary Guarantors are listed on Schedule 9.8 hereto.
(b)    The Company will cause each Subsidiary which is or becomes a Subsidiary Guarantor to execute and deliver a Subsidiary Guaranty Agreement, substantially in the form of Exhibit 9.8 or otherwise in a form reasonably acceptable to the Required Holders, and to provide, together with an executed copy thereof, the following to each holder of a Note:
(1)such documents and evidence with respect to such Subsidiary Guarantor as any holder may reasonably request in order to establish the existence and good standing of such Subsidiary Guarantor and evidence that the board of directors (or similar governing body) of such Subsidiary Guarantor has adopted resolutions authorizing the execution and delivery of the Subsidiary Guaranty Agreement to which such Subsidiary Guarantor is a party, with such resolutions, where required by applicable law, including a description of the relevant Subsidiary Guarantor corporate benefit;
(2)evidence of compliance with such Subsidiary Guarantor’s outstanding debt instruments in the form of (i) a compliance certificate from such Subsidiary Guarantor to the effect that such Subsidiary Guarantor has complied with all material terms and conditions of its outstanding debt instruments, (ii) consents or approvals required of the holder or holders of any Lien, and/or (iii) required amendments of agreements pursuant to which any Lien may have been issued, all as may be reasonably deemed necessary by the Required Holders to permit the execution and delivery of the

Subsidiary Guaranty Agreement, in a form reasonably acceptable to the Required Holders, to which such Subsidiary Guarantor is a party; and
(3)    an opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Required Holders) to the effect that (i) such Subsidiary Guarantor is a corporation or limited liability company, as the case may be, duly incorporated, formed or organized, as the case may be, validly existing and in good standing, if applicable, under the laws of its jurisdiction of incorporation or formation, as the case may be, has the corporate or limited liability company, as the case may be, power and the corporate or limited liability company, as the case may be, authority to execute and perform the Subsidiary Guaranty Agreement to which such Subsidiary Guarantor is a party, (ii) the Subsidiary Guaranty Agreement to which such Subsidiary Guarantor is a party has been duly authorized to be executed and delivered by proper corporate action on the part of such Subsidiary Guarantor, has been executed by an authorized officer of such Subsidiary Guarantor and constitutes the legal, valid and binding contract and agreement of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, subject to corporate benefit, bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (iii) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, is necessary under the laws of its jurisdiction of incorporation or formation, as the case may be, as a condition to the lawful execution and delivery of the Subsidiary Guaranty Agreement to which such Subsidiary Guarantor is a party, and (v) the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement to which such Subsidiary Guarantor is a party shall rank at least pari passu in priority of payment with all other unsecured Indebtedness (actual or contingent) of such Subsidiary Guarantor.
All reasonable fees and expenses of the holders, including, without limitation, reasonable attorney’s fees, incurred in connection with the execution and delivery of any Subsidiary Guaranty Agreement and the related agreements and opinions described above shall be borne by the Company.
(c)    Subject and subordinate to the requirements of Section 9.8(a), at the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty Agreement and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders or any other Person, provided, in each case, that (i) immediately before and after giving effect to such release no Default or Event of Default shall have occurred and be continuing, (ii) no amount is then due and payable under such Subsidiary Guaranty Agreement, (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company expressly for the purpose of such release, holders of Notes shall receive equivalent consideration, and (iv) each holder of Notes shall have received a certificate of a Responsible Officer to the foregoing effect and setting forth the information (including reasonably detailed computations) reasonably required to establish compliance with the foregoing requirements.

SECTION 10.    NEGATIVE COVENANTS.
The Company covenants that from and after the Execution Date and so long as any of the Notes are outstanding:
Section 10.1. Transactions with Affiliates. The Company will not, and it will not cause or permit any Subsidiary to, enter into or be a party to any Material transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of business and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate; provided that the foregoing restrictions shall not apply to: (i) any issuances of stock to the Company, (ii) payment of any lawful distributions on its issued stock, and (iii) payment or grant of reasonable compensation, benefits and indemnities to any director, officers, employee or agent of the Company or any Subsidiary. Notwithstanding the foregoing, nothing in this Section 10.1 shall restrict transactions with any Affiliate that have been approved by or are entered into pursuant to any orders or decisions of any Governmental Authority having jurisdiction over the Company or any of its Subsidiaries, including without limitation the Federal Energy Regulatory Commission or any other applicable federal or state regulatory commission or organization (or any successor commissions or organizations).
Section 10.2. Merger, Consolidation, Etc. (a) The Company will not, and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:
(i)the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company or such Subsidiary Guarantor as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company or such Subsidiary Guarantor is not such corporation or limited liability company, such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of, in the case of the Company, this Agreement, the Supplement(s) and the Notes and, in the case of a Subsidiary Guarantor, the related Subsidiary Guaranty Agreement; and
(ii)immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.
(b)    Except as provided in Section 10.1 and Section 10.2(a), the Company will not, and will not cause or permit any Subsidiary to, (A) sell, assign, lease, transfer, abandon or otherwise dispose of any of its property (including, without limitation, any Capital Stock of a Subsidiary owned by the Company or another Subsidiary) or (B) issue, sell or otherwise dispose of any

Capital Stock of any Subsidiary; provided, however, that the Company and each Subsidiary may sell, assign, lease, transfer, abandon or otherwise dispose of (1) any of its natural gas inventory or past-due accounts receivable in the ordinary course of business, (2) any of its property to the Company or any Subsidiary, provided that, if at any time more than ten percent (10%) of the consolidated assets of the Company and all of its Subsidiaries are transferred from the Company to a Subsidiary, such Subsidiary shall then execute a guaranty agreement with respect to the Company’s obligations hereunder in a form reasonably acceptable to the Required Holders, (3) any of the property subject to the Mortgage, as may be permitted to be sold, assigned, leased, transferred, abandoned or otherwise disposed of under said Mortgage and (4) any of its other property (whether in one transaction or a series of transactions) so long as the value of such property sold, assigned, leased, transferred, abandoned or otherwise disposed of in any fiscal year under this subsection (4) (including in connection with the Permitted Securitization) shall not exceed ten percent (10%) of the consolidated assets of the Company and all of its Subsidiaries as determined on a consolidated basis as of the last day of the immediately preceding fiscal year; and provided further, however, that nothing in this Agreement shall limit or restrict the Company’s use of financial instruments or natural gas contracts under its gas supply risk management program.
To the extent that the proceeds consisting of cash of any transfer described in clause (4) above to a Person other than the Company or Subsidiary is applied to a Debt Prepayment Application or to a Property Reinvestment Application within twelve (12) months after such transfer, then such transfer (or, if less than all such proceeds is applied as contemplated hereinabove, the pro rata percentage thereof which corresponds to the proceeds so applied), only for the purpose of determining compliance with clause (4) above of Section 10.2(b) as of any date, shall be deemed not to be a transfer.
In the event of a Debt Prepayment Application, the Company shall offer to prepay on a date not less than 30 days or more than 60 days a pro rata portion of such Notes, such pro rata portion of the Notes to be calculated by multiplying (A) the aggregate amount of such proceeds to be so used in such repayment or prepayment of unsubordinated Indebtedness (including the Notes) by (B) a fraction, the numerator of which is the aggregate principal amount of the Notes outstanding and the denominator of which is the aggregate principal amount of all unsubordinated Indebtedness of the Company and its Subsidiaries outstanding then being paid (including the Notes, but excluding Indebtedness owing to the Company, any of its Subsidiaries or any Affiliate which the Company directly or indirectly controls, and in each case calculated immediately prior to such repayment or prepayment); provided further, however, that any prepayment of the Notes pursuant to any such offer shall in all cases be at par together with accrued interest but without any make-whole, premium, penalty or Make-Whole Amount whatsoever or howsoever described. Such offer shall require each holder to accept or reject such offer within 20 days and the failure to accept or reject such offer shall be deemed a rejection.
Section 10.3. Line of Business. The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business and reasonable extensions thereof in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged as described in the Memorandum.

Section 10.4. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.
Section 10.5. Maximum Consolidated Capitalization Ratio. The Company will at the end of each of the Company’s fiscal quarters have a Consolidated Capitalization Ratio of not more than seventy percent (70%).
Section 10.6. Limitation on Liens. The Company will not, and will not cause or permit any Subsidiary to, create, incur or assume, or suffer to be incurred or to exist, any Lien on any of its property, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for Permitted Liens.
SECTION 11.    EVENTS OF DEFAULT.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a)the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b)the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
(c)the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1, 10.2, 10.5 and 10.6 or any covenant contained in a Supplement which specifically provides that it shall have the benefit of this paragraph (c); or
(d)the Company defaults in the performance of or compliance with any term contained in any Financing Agreement or in any Supplement (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
(e)any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in any Financing Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or
(f)(i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or
(g)the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
(h)a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or
(i)a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
(j)if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.
SECTION 12.    REMEDIES ON DEFAULT, ETC.
Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b)If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
(c)If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein or in any Supplement specifically provided for) and that the provision for payment of a Make-Whole Amount, if any, by the Company in the

event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Supplement or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or by law or otherwise.
Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Defaults or impair any right consequent thereon.
Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Supplement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.
SECTION 13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
Section 13.1. Registration of Notes. The Company has appointed UMB Bank & Trust, N.A. as the Registrar. The Company shall notify each Purchaser, Additional Purchaser and holder of Notes in the event that the Company appoints another Person as the Registrar. The Company shall cause the Registrar to maintain a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Registrar shall not be affected by any notice or knowledge to the contrary. The Company shall cause the Registrar to give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iv)) (and with a copy thereof delivered concurrently to the Registrar), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s reasonable expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder or pursuant to any Supplement. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $250,000, provided, that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $250,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.1 and Section 6.2.
Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iv)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation) (and with a copy thereof delivered concurrently to the Registrar), and
(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser, an original Additional Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)    in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
SECTION 14.    PAYMENTS ON NOTES.
Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in St. Louis, Missouri at the principal office of UMB Bank & Trust, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
Section 14.2. Home Office Payment. So long as any Purchaser or Additional Purchaser or such Person’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A hereto or, in the case of any Additional Purchaser, Schedule A attached to any Supplement pursuant to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or an Additional Purchaser or such Person’s nominee, such Purchaser or Additional Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes of the same tranche pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser or an Additional Purchaser under this Agreement (including any Supplement hereto) and that has made the same agreement relating to such Note as the Purchasers or Additional Purchasers, as the case may be, have made in this Section 14.2.
SECTION 15.    EXPENSES, ETC.
Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of one special counsel for the Purchasers and for the Additional

Purchasers and, if reasonably required by the Required Holders, one local or other counsel) incurred by the Purchasers, the Additional Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement) or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Agreements or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Agreements (including any Supplement) or the Notes, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including reasonable financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by the Financing Agreements or by any Supplement and (c) the reasonable costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,000 for each tranche of each Series of Notes. The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders retained by or on behalf of the Company. For the avoidance of doubt, the Company will not be liable for any fees, costs or expenses, if any, of brokers or finders retained by or on behalf of a Purchaser, an Additional Purchaser or other holder in connection with its purchase of the Notes.
Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement or the Notes, and the termination of this Agreement or any Supplement.
SECTION 16.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or Additional Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or such Additional Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement or such Supplement. Subject to the preceding sentence, this Agreement (including every Supplement) and the Notes embody the entire agreement and understanding between each Purchaser and the Additional Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.    AMENDMENT AND WAIVER.
Section 17.1. Requirements. (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof or the corresponding provision of any Supplement, or any defined term (as it is used therein or such corresponding provision of any Supplement), will be effective as to any Purchaser, Additional Purchaser or holder of Notes unless consented to by such Purchaser, Additional Purchaser or holders of Notes in writing and (ii) no such amendment or waiver may, without the written consent of the Company, each Purchaser and the holder of each Note at the time outstanding affected thereby, (x) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (y) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (z) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20, or the corresponding provision of any Supplement.
(b)    Supplements. Notwithstanding anything to the contrary contained herein, the
Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Section 1.3 hereof without obtaining the consent of any Purchaser, Additional Purchaser or holder, in each case, of any other Series of Notes.
Section 17.2. Solicitation of Holders of Notes.
(a)Solicitation. The Company will provide each Purchaser, each Additional Purchaser and each holder of Notes (irrespective of the amount or tranche of Notes then owned by it) with reasonably sufficient information, reasonably sufficiently far in advance of the date a decision is required, to enable such Person to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of any Supplement or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each Purchaser, each Additional Purchaser and each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers, Additional Purchasers or holders of Notes.
(b)Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser, Additional Purchaser or holder of Notes as consideration for or as an inducement to the entering into by such Purchaser, Additional Purchaser or holder of Notes of any waiver or amendment of any of the terms and provisions hereof, any Supplement or the Notes unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each Purchaser, each Additional Purchaser and each holder of Notes then outstanding even if such Purchaser, Additional Purchaser or holder did not consent to such waiver or amendment.
(c)Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by the holder of any Note that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.
Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all Purchasers, Additional Purchasers or holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the Purchaser, the Additional Purchaser or holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Purchaser, Additional Purchaser or holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement (including, without limitation, the Schedules and Exhibits hereto) as it may from time to time be amended or supplemented.
Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
SECTION 18.    NOTICES.
All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy or electronic mail (to those recipients who have provided email addresses specifically for such purpose to the other parties hereto) if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(i)    if to any Purchaser or its nominee, to such Purchaser or nominee at theaddress specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18,
(iii)if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,
(iv)if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Treasurer, with a copy to the attention of the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing, or
(v)if to the Registrar, to the Registrar at: UMB Bank & Trust, N.A., 2 South Broadway, Suite 600, St. Louis, MO 63102, Attn: Richard F. Novosak, Vice President/Corporate Trust Administrator.
Notices under this Section 18 will be deemed given only when actually received.
SECTION 19.    REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing or by any Additional Purchaser (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or any Additional Purchaser, may be reproduced by such Purchaser or such Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or such Additional Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or such Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
SECTION 20.    CONFIDENTIAL INFORMATION.
For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser, Additional Purchaser or holder of Notes by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise reasonably identified when received by such Purchaser, Additional Purchaser or holder of Notes as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser, Additional Purchaser or holder of Notes prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser, Additional Purchaser or holder of Notes or any Person acting on such Purchaser’s, Additional Purchaser’s or holder’s behalf, (c) otherwise becomes known to such Purchaser, Additional Purchaser or holder of Notes other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser, Additional Purchaser or holder of Notes under Section 7.1 that are otherwise publicly available. Each Purchaser, Additional Purchaser or holder of Notes will only use such Confidential Information in connection with its administration of the investment represented by its purchase of Notes or holding of Notes, and each Purchaser, Additional Purchaser or holder of Notes will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its auditors, directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any Governmental Authority having jurisdiction over such Purchaser, Additional Purchaser or holder of Notes, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s, Additional Purchaser’s or holder’s investment portfolio, or (viii) any other Person to which such delivery or disclosure is necessary (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, Additional Purchaser or holder of Notes, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser, Additional Purchaser or holder of Notes is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser, Additional Purchaser or holder of Notes may reasonably determine such delivery and disclosure to be necessary in the enforcement or for the protection of the rights and remedies under such Purchaser’s, Additional Purchaser’s or holder’s Notes and this Agreement. Notwithstanding anything to the contrary, prior to any Purchaser, Additional Purchaser or holder of Notes making any permitted disclosure described in clause (x) above (or clause (vi) above but only to the extent such request or demand is specifically targeted at the Company or otherwise arising out of the transactions contemplated hereby), to the extent not prohibited by law or regulation such Purchaser, Additional Purchaser or holder of Notes shall use its reasonable efforts to promptly notify the Company in writing and shall use its reasonable efforts to assist the Company (at the Company’s sole expense) to protest and/or challenge any such required or requested disclosures. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement, any Supplement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.
In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.
SECTION 21.    SUBSTITUTION OF PURCHASER.
Each Purchaser and each Additional Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder or under any Supplement, by written notice to the Company, which notice shall be signed by both such Purchaser or such Additional Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and such Supplement, as applicable, and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser or such Additional Purchaser in this Agreement (other than in this Section 21) and such Supplement, as applicable, shall be deemed to refer to such Affiliate in lieu of such original Purchaser or such original Additional Purchaser. In the event that such Affiliate is so substituted as a Purchaser or an Additional Purchaser hereunder or under any Supplement and such Affiliate thereafter transfers to such original Purchaser or such original Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” or an “Additional Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or such original Additional Purchaser, and such original Purchaser or original Additional Purchaser shall again have all the rights of an original holder of Notes under this Agreement and such Supplement, as applicable.
SECTION 22.    MISCELLANEOUS.
Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement, any Supplement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding

Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
Section 22.3. Accounting Terms. All accounting terms used herein or used in any Supplement which are not expressly defined in this Agreement or such Supplement, as applicable, have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein or in any Supplement, (i) all computations made pursuant to this Agreement or such Supplement, as applicable, shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of changes in GAAP from time to time (“Subsequent Changes”), any of the covenants contained in Sections 10.5 or 10.6 or any of the defined terms used therein, no longer apply as intended such that such covenants are materially more or less restrictive to the Company than are such covenants immediately prior to giving effect to such Subsequent Changes, the Company and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms so as to negate such Subsequent Changes, or to establish alternative covenants or defined terms. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, the covenants contained in Sections 10.5 and 10.6, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Changes shall not have occurred (“Static GAAP”). During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Company shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2 during such period.
In determining compliance with the requirements of the covenants contained in this Agreement, any election by the Company to measure any portion of Indebtedness at fair value (as permitted by International Accounting Standard 39 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
Section 22.4. Severability. Any provision of this Agreement or any Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 22.5. Construction, Etc. Each covenant contained herein or in any Supplement shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, or therein so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.

Where any provision herein or in any Supplement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.
Section 22.6. Counterparts. This Agreement and any Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 22.7. Governing Law. This Agreement and each Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
Section 22.8. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company and each Purchaser, Additional Purchaser and holder of Notes hereby irrevocably submits to the exclusive jurisdiction of any federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, any Supplement or the Notes; provided that if no such federal court has jurisdiction to accept such suit, action or proceeding, then the Company and each Purchaser, Additional Purchaser and holder of Notes irrevocably and unconditionally submits to the exclusive jurisdiction of any state court sitting in the Borough of Manhattan, The City of New York. To the fullest extent permitted by applicable law, the Company and each Purchaser, Additional Purchaser and holder of Notes irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
(b)The Company consents to process being served by or on behalf of any Purchaser, Additional Purchaser or holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such party shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
(c)Nothing in this Section 22.8 shall affect the right of any Purchaser, Additional Purchaser or holder of a Note to serve process in any manner permitted by law, or limit any right that the Purchasers, Additional Purchasers or holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(d)    THE COMPANY AND EACH PURCHASER, ADDITIONAL PURCHASER AND EACH HOLDER OF NOTES HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, ANY SUPPLEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

SPIRE INC.

By:	/s/ Lynn D. Rawlings
	Name:	Lynn D. Rawlings
	Title:	Vice President and Treasurer

This Agreement is hereby accepted and agreed to as of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INSURANCE COMPANY USA
	by:	Metropolitan Life Insurance Company, its
Investment Manager

	By:	/s/ John Wills
		Name:	John Wills
		Title:	Managing Director

METLIFE INSURANCE K.K.
	by:	MetLife Investment Advisors, LLC, Its
Investment Manager

LINCOLN BENEFIT LIFE COMPANY
	by:	MetLife Investment Advisors, LLC, Its
Investment Manager

	By:	/s/ C. Scott Inglis
		Name:	C. Scott Inglis
		Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY

	By:	Northwestern Mutual Investment
Management Company, LLC,
its investment advisor

	By:	/s/ David A. Barras
		Name:	David A. Barras
		Title:	Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY FOR ITS GROUP ANNUITY
SEPARATE ACCOUNT

	By:	/s/ David A. Barras
		Name:	David A. Barras
		Title:	Its Authorized Representative

This Agreement is hereby accepted and agreed to as of the date hereof.

VOYA RETIREMENT INSURANCE AND ANNUITY
COMPANY
RELIASTAR LIFE INSURANCE COMPANY
VOYA INSURANCE AND ANNUITY COMPANY
SECURITY LIFE OF DENVER INSURANCE
COMPANY
	By:	Voya Investment Management LLC, as
Agent

	By:	/s/ Christopher P. Lyons
		Name:	Christopher P. Lyons
		Title:	Managing Director

UNITED TECHNOLOGIES CORPORATION
EMPLOYEE SAVINGS PLAN MASTER TRUST

AETNA 401(K) MASTER TRUST

	By:	Voya Investment Management Co. LLC, as
Agent

	By:	/s/ Christopher P. Lyons
		Name:	Christopher P. Lyons
		Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

PRINCIPAL LIFE INSURANCE COMPANY

	By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Justin T. Lange
		Name:	Justin T. Lange
		Title:	Counsel

	By:	/s/ Adrienne L. McFarland
		Name:	Adrienne L. McFarland
		Title:	Counsel

PRINCIPAL LIFE INSURANCE COMPANY ON
BEHALF OF ONE OR MORE SEPARATE
ACCOUNTS

	By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	By:	/s/ Justin T. Lange
		Name:	Justin T. Lange
		Title:	Counsel

	By:	/s/ Adrienne L. McFarland
		Name:	Adrienne L. McFarland
		Title:	Counsel

This Agreement is hereby accepted and agreed to as of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

	By:	/s/ Allen Stoltman
		Name:	Allen Stoltman
		Title:	Managing Director

AXA EQUITABLE LIFE INSURANCE COMPANY

	By:	/s/ Amy Judd
		Name:	Amy Judd
		Title:	Investment Officer

THE GUARDIAN LIFE INSURANCE COMPANY OF
AMERICA

	By:	/s/ Brian Keating
		Name:	Brian Keating
		Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

	By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ Christopher D. Potter
		Name:	Christopher D. Potter
		Title:	Managing Director

CIGNA HEATH AND LIFE INSURANCE COMPANY

	By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ Christopher D. Potter
		Name:	Christopher D. Potter
		Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

MODERN WOODMEN OF AMERICA

	By:	/s/ Brett M. Van
		Name:	Brett M. Van
		Title:	Treasurer & Investment Manager

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW
YORK

	By:	Ameritas Investment Partners Inc., as
Agent

	By:	/s/ Tina Udell
		Name:	Tina Udell
		Title:	Vice President & Managing Director

THE STATE LIFE INSURANCE COMPANY

	By:	American United Life Insurance Company
	Its:	Agent

	By:	/s/ David M. Weisenburger
		Name:	David M. Weisenburger
		Title:	VP, Fixed Income Securities

This Agreement is hereby accepted and agreed to as of the date hereof.

CMFG LIFE INSURANCE COMPANY
	By:	MEMBERS Capital Advisors, Inc. acting
as Investment Advisor

	By:	/s/ Allen R. Cantrell
		Name:	Allen R. Cantrell
		Title:	Managing Director, Investments

GENWORTH MORTGAGE INSURANCE
CORPORATION
GENWORTH LIFE AN ANNUITY INSURANCE
COMPANY

	By:	/s/ Joseph A. McCusker
		Name:	Joseph A. McCusker
		Title:	Investment Officer

COUNTRY LIFE INSURANCE COMPANY

	By:	/s/ John Jacobs
		Name:	John Jacobs
		Title:	Director - Fixed Income

STANDARD INSURANCE COMPANY

	By:	/s/ Chris Beaulieu
		Name:	Chris Beaulieu
		Title:	AVP Investments

SPIRE INC.
700 Market Street
St. Louis, Missouri 63101
INFORMATION RELATING TO PURCHASERS
PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
METROPOLITAN LIFE INSURANCE COMPANY            $0        $5,400,000
1095 Avenue of the Americas New York, New York 10036

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:        JPMorgan Chase Bank
ABA Routing #:    021-000-021
Account No.:        002-2-410591
Account Name:     Metropolitan Life Insurance Company
Ref:            BME1RV691- Spire Inc, 3.11% due 7/31/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:

SCHEDULE A
(to Master Note Purchase Agreement)

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:
Metropolitan Life Insurance Company
Investments Law P.O. Box 1902 10 Park Avenue Morristown, New Jersey 07962-1902
Attention: Chiraag Kumar, Esq.

(4)	Taxpayer I.D. Number: 13-5581829

(5)	UK Passport Treaty Number (if applicable): 13/M/61303/DTTP
Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive - 5th Floor, Tampa, FL 33647

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
METROPOLITAN LIFE INSURANCE COMPANY            $0        $1,000,000
1095 Avenue of the Americas New York, New York 10036
(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:        JPMorgan Chase Bank
ABA Routing #:     021-000-021
Account No.:        496577268
Account Name:     Metropolitan Life Insurance Company-Separate Account 728
Ref:            BME1RV691- Spire Inc, 3.11% due 7/31/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:
Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:
Metropolitan Life Insurance Company
Investments Law
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chiraag Kumar, Esq.

(4)	Taxpayer I.D. Number: 13-5581829

(5)	UK Passport Treaty Number (if applicable): 13/M/61303/DTTP
Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive - 5th Floor, Tampa, FL 33647

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
METLIFE INSURANCE COMPANY USA                $0        $8,000,000
c/o Metropolitan Life Insurance Company
1095 Avenue of the Americas New York, New York 10036

(Securities to be registered in the name of MetLife Insurance Company USA)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:        JPMorgan Chase Bank
ABA Routing #:     021-000-021
Account No.:        910-2-587434
Account Name:     MetLife Insurance Company USA
Ref:            BME1RV691- Spire Inc, 3.11% due 7/31/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

MetLife Insurance Company USA
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company USA
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:
MetLife Insurance Company USA
c/o Metropolitan Life Insurance Company Investments Law
10 Park Avenue
Morristown, New Jersey 07962-1902 Attention: Chiraag Kumar, Esq.

(4)	Taxpayer I.D. Number: 06-0566090

(5)	UK Passport Treaty Number (if applicable): 13/M/61653/DTTP
Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive - 5th Floor, Tampa, FL 33647

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
METLIFE INSURANCE COMPANY USA                $0        $2,600,000
c/o Metropolitan Life Insurance Company
1095 Avenue of the Americas New York, New York 10036
[Securities to be registered in the name of MetLife Insurance Company USA, on behalf of its Separate Account SA (Structured Annuity)]

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:    JPMorgan Chase Bank
ABA Routing #:     021-000-021
Account No.:    496559365

Account Name:	MetLife Insurance Company USA, Separate Account SA (Structured Annuity)
Ref:        BME1RV691- Spire Inc, 3.11% due 7/31/2026
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
MetLife Insurance Company USA
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company USA
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec_invest_law@metlife.com

(3)Original notes delivered to:
MetLife Insurance Company USA
c/o Metropolitan Life Insurance Company
Investments Law
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chiraag Kumar, Esq.

(4)Taxpayer I.D. Number: 06-0566090

(5)UK Passport Treaty Number (if applicable): 13/M/61653/DTTP
Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive - 5th Floor, Tampa, FL 33647

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
METLIFE INSURANCE K.K.                        $0        $5,400,000
4-1-3, Taihei, Sumida-ku
Tokyo, 130-0012 JAPAN
(Securities to be registered in the name of MetLife Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:        Citibank New York
111 Wall Street, New York, New York 10005 (USA)
ABA Routing #:    021000089
Acct No./DDA:        30872002
Acct Name:        METLIFE PP USDF
Ref:            BME1RV691- Spire Inc, 3.11% due 7/31/2026
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Alico Asset Management Corp. (Japan) Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp
With a copy to:
MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
P.O. Box 1902, 10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:
MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
P.O. Box 1902, 10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec invest law@metlife.com

(3)	Original notes delivered to:
MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments Law
P.O. Box 1902, 10 Park Avenue
Morristown, New Jersey 07962-1902 Attention: Chiraag Kumar, Esq.

(4)	Taxpayer I.D. Numbers: 98-1037269 (USA) and 00661996 (Japan)

(5)	UK Passport Treaty Number (if applicable): 43/M/359828/DTTP
Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive - 5th Floor, Tampa, FL 33647

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
METLIFE INSURANCE K.K.                    $0        $3,600,000
4-1-3, Taihei, Sumida-ku
Tokyo, 130-0012 JAPAN

(Securities to be registered in the name of MetLife Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:         Citibank New York
ABA Routing #:     021000089
DDA:            30857793
Account Name:     METLIFE PP JPYF
Ref:            BME1RV691- Spire Inc, 3.11% due 7/31/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Alico Asset Management Corp. (Japan) Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention: Administration Dept. Manager
Email: saura@metlife.co.jp
With a copy to:
MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

With another copy OTHER than with respect to deliveries of financial statements to:
MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec invest law@metlife.com

(3)	Original notes delivered to:
MetLife Insurance K.K.
c/o MetLife Investment Advisors, LLC
Investments Law
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chiraag Kumar, Esq.

(4)	Taxpayer I.D. Numbers: 98-1037269 (USA) and 00661996 (Japan)

(5)	UK Passport Treaty Number (if applicable): 43/M/359828/DTTP
Audit Requests: Soft copy to AuditConfirms.PvtPlacements@metlife.com or hard copy to: Metropolitan Life Insurance Company, Attn: Private Placements Operations (ATTN: Audit Confirmations), 18210 Crane Nest Drive - 5th Floor, Tampa, FL 33647

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
LINCOLN BENEFIT LIFE COMPANY                $5,000,000    $0
5600 N. River Road
Columbia Centre 1, Suite 300
Rosemont, IL 60018
Securities to be registered in the name of Lincoln Benefit Life Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:     Citibank, N.A.
Location:    New York, NY
ABA:        021000089
A/C#:        36858201
A/C Name:    Insurance Concentration Account
FFC:        LBL Other Annuity - Other (MetL) AC#: 234076
Ref.:        Spire Inc, 2.49% due 9/1/2021
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Lincoln Benefit Life Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
P.O. Box 1902, 10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:
Lincoln Benefit Life Company
c/o MetLife Investment Advisors, LLC
P.O. Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec invest law@metlife.com
and
Lincoln Benefit Life Company
5600 N. River Road
Columbia Centre 1, Suite 300
Rosemont, IL 60018

(3)	Original notes delivered to: (Physical Note)
Citibank 908
DTC NY Window
55 Water Street, 3rd floor
New York, NY. 10041
A/c Number: LBL Other Life - Other (MetL) AC#: 234076
With COPIES OF THE NOTES emailed to ckumar19@metlife.com

(4)	Taxpayer I.D. Number: 47-0221457

UK Passport Treaty Number (if applicable): N/A

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
LINCOLN BENEFIT LIFE COMPANY                $2,000,000    $0
5600 N. River Road
Columbia Centre 1, Suite 300
Rosemont, IL 60018
Securities to be registered in the name of Lincoln Benefit Life Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:     Citibank, N.A.
Location:    New York, NY
ABA:        021000089
A/C#:        36858201
A/C Name:     Insurance Concentration Account
FFC:        LBL Surplus - Other (MetL) AC#: 234078
Ref.:        Spire Inc, 2.49% due 9/1/2021
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Lincoln Benefit Life Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
P.O. Box 1902, 10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:
Lincoln Benefit Life Company
c/o MetLife Investment Advisors, LLC
P.O. Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec invest law@metlife.com
and
Lincoln Benefit Life Company
5600 N. River Road
Columbia Centre 1, Suite 300
Rosemont, IL 60018

(3)	Original notes delivered to: (Physical Note)
Citibank 908
DTC NY Window
55 Water Street, 3rd floor
New York, NY. 10041
A/c Number: LBL Other Life - Other (MetL) AC#: 234078
With COPIES OF THE NOTES emailed to ckumar19@metlife.com

(4)	Taxpayer I.D. Number: 47-0221457

UK Passport Treaty Number (if applicable): N/A

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
LINCOLN BENEFIT LIFE COMPANY                $1,000,000    $0
5600 N. River Road
Columbia Centre 1, Suite 300
Rosemont, IL 60018
Securities to be registered in the name of Lincoln Benefit Life Company

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:
Bank Name:     Citibank, N.A.
Location:    New York, NY
ABA:        021000089
A/C#:        36858201
A/C Name:     Insurance Concentration Account
FFC:        LBL ModCo Annuity - Other (MetL) AC#: 234074
Ref.:        Spire Inc, 2.49% due 9/1/2021
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:
Lincoln Benefit Life Company
c/o MetLife Investment Advisors, LLC
Investments, Private Placements
P.O. Box 1902, 10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Nancy Doyle, Director
Emails: PPUCompliance@metlife.com and ndoyle@metlife.com
With a copy OTHER than with respect to deliveries of financial statements to:
Lincoln Benefit Life Company
c/o MetLife Investment Advisors, LLC
P.O. Box 1902, 10 Park Avenue

Morristown, NJ 07962-1902
Attention: Chief Counsel-Investments Law (PRIV)
Email: sec invest law@metlife.com
and
Lincoln Benefit Life Company
5600 N. River Road
Columbia Centre 1, Suite 300
Rosemont, IL 60018

(3)	Original notes delivered to: (Physical Note)
Citibank 908
DTC NY Window
55 Water Street, 3rd floor
New York, NY. 10041
A/c Number: LBL Other Life - Other (MetL) AC#: 234074
With COPIES OF THE NOTES emailed to ckumar19@metlife.com

(4)	Taxpayer I.D. Number: 47-0221457

(5)	UK Passport Treaty Number (if applicable): N/A

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department	$0 $19,800,000

I.
All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company.

E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

II.	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

III.	All other communications shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue Milwaukee, WI 53202
Attention: Securities Department
E-mail: privateinvest@northwesternmutual.com
Facsimile: (414) 665- 7124

IV.	Address for delivery of Notes and closing documents:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Anne T. Brower

V.	Tax Identification No.: 39-0509570

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Securities Department	$0 $200,000

I.
All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds, providing sufficient information to identify the source of the transfer, the amount of the dividend and/or redemption (as applicable) and the identity of the security as to which payment is being made.

Please contact our Treasury & Investment Operations Department to securely obtain wire transfer instructions for The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account.

E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

II.	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company
for its Group Annuity Separate Account
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Investment Operations
E-mail: payments@northwesternmutual.com
Phone: (414) 665-1679

III.	All other communications shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company
for its Group Annuity Separate Account
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Securities Department
E-mail: privateinvest@northwesternmutual.com
Facsimile: (414) 665-7124

IV.	Address for delivery of Notes and closing documents:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attention: Anne T. Brower

V.	Tax Identification No.: 39-0509570

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements	$0 6,750,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 021000018
For scheduled principal and interest payments:
BNF: GLA111566
Attn: Income Collection Department
For further credit to: VOYA Retiremt Ins and Ann Co/Acct. 216101
Reference: [insert CUSIP]

For all payments other than scheduled principal and interest:
Account Number: 2161018400
Account Name: VOYA Retiremt Ins and Ann Co
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:
Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4)	Tax Identification No.: 71-0294708

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

VOYA INSURANCE AND ANNUITY COMPANY c/o Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements	$0 $4,000,000

(1)All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon ABA#: 021000018
For scheduled principal and interest payments:
BNF: GLA111566
Attn: Income Collection Department
For further credit to: Voya Ins and Ann Co GEN AC/Acct. 136373
Reference: [insert CUSIP]

For all payments other than scheduled principal and interest:
Account Number: 1363738400
Account Name: Voya Ins and Ann Co GEN AC
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)Address for all notices relating to payments:
Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3)     Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com
(4)    Tax Identification No.: 41-0991508

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

VOYA INSURANCE AND ANNUITY COMPANY c/o Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements	$0 $2,000,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018
For scheduled principal and interest payments:
BNF: GLA111566
Attn: Income Collection Department
For further credit to: VOYA Ins and Ann Co-SLDI/Acct. 179369
Reference: [insert CUSIP]

For all payments other than scheduled principal and interest:
Account Number: 1793698400
Account Name: VOYA Ins and Ann Co-SLDI
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:
Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com
with a copy to:

The Bank of New York Mellon
Insurance Trust Department
101 Barclay 8 West
New York, NY 10286
Attn: Bailey Eng (baileyeng@bankofny.com)

(3)	Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4)	Tax Identification No.: 41-0991508

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

RELIASTAR LIFE INSURANCE COMPANY c/o Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements	$0 $1,750,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018

For scheduled principal and interest payments:
BNF: GLA111566
Attn: Income Collection Department
For further credit to: RLIC/Acct. 187035 Reference: [insert CUSIP]

For all payments other than scheduled principal and interest:

Account Number: 1870358400
Account Name: RLIC
Reference: [insert CUSIP]

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4)	Tax Identification No.: 41-0451140

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

SECURITY LIFE OF DENVER INSURANCE COMPANY c/o Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements	$0 $500,000

(1)	All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon
ABA#: 021000018

For scheduled principal and interest payments:
BNF: GLA111566
Attn: Income Collection Department
For further credit to: SLD/Acct. 178157 Reference: [insert CUSIP]

For all payments other than scheduled principal and interest:
Account Number: 1781578400
Account Name: SLD
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:
Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Operations/Settlements
Email: VoyaIMCashOperations@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(4)	Tax Identification No.: 84-0499703

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER            TRANCHE A         TRANCHE B

STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE OF THE UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST
c/o Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347
Attn: Private Placements
$2,000,000 $0

(1)
All payments related to scheduled and unscheduled principal and interest, premiums and fees on account of Note held by such purchaser should be made by wire transfer of immediately available funds for credit to:

State Street Bank and Trust Company
ABA# 011000028
Account No. 10100485
Account Name: United Technologies Corporation Employee Savings Plan Master Trust
Reference: BBIM

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Note on account of which such payment is made, and the due date and application (as among principal, interest, premiums and fees) of the payment being made.

(2)	Address for all notices relating to payments:
State Street Bank and Trust company
1200 Crown Colony Drive-Mailstop CC1 5N
Quincy, MA 02169
Attention: Glenn Charbonneau
Phone: (617) 537-0180
Email: gccharbonneau@statestreet.com

With a copy to:

Voya Investment Management Co. LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
Email: Private.Placements@Voya.com

(3)	Address for all other communications and notices:

Voya Investment Management Co. LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
Fax: (770) 690-5342
E-Mail: Private.Placements@Voya.com

(4)	Tax Identification No.: 13-2950148

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A     TRANCHE B

AETNA 401(K) MASTER TRUST c/o Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements	$1,000,000 $0

(1)All payments related to scheduled and unscheduled principal and interest, premiums and fees on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:
The Bank of New York Mellon
ABA#: 011001234
DDA A/C # 125261
Attn: MBS Income, Cost Center 1253
Account ISVF00070002
Reference: [insert CUSIP]
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, interest, premiums and fees) of the payment being made.

(2)Address for all notices relating to payments:
BNYM Mellon Asset Servicing
11486 Corporate Blvd., Suite 200
Orlando, FL 32817-8371
Attn: Operations/Settlements
E-mail: VoyaTradeSupport@bnymellon.com

(3)Address for all other communications and notices:
Voya Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements
E-mail: private.placements@voya.com
Fax: (770) 690-5342

(4)Tax Identification No.: 47-1072807

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                 TRANCHE A TRANCHE B

PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street Des Moines, IA 50392-0800	$6,500,000 $4,000,000 $ 500,000 $ 500,000 $ 500,000 $ 500,000 $ 250,000 $ 250,000 $ 250,000 $ 250,000	$0

NOTES ARE TO BE REGISTERED IN THE NAME OF: PRINCIPAL LIFE INSURANCE COMPANY
All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY 10022
ABA No.: 021000089
For credit to Principal Life Insurance Company
Account No.: 36274409
FFC: 208046
Attn: (cusip number         - Spire Inc)
With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.
All Notices to:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Tax Identification No.: 42-0127290

Upon closing, deliver original Notes to:
Citibank NA
399 Park Avenue
Level B Vault
New York, NY 10022
Attn: Keith Whyte
212-559-1207
(cusip number         - Spire Inc)
** PLEASE MAKE SURE CUSIP NUMBER AND FFC: 208046 IS ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE
With a pdf copy to: Sally D. Sorensen [sorensen.sally.d@principal.com]

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A     TRANCHE B

PRINCIPAL LIFE INSURANCE COMPANY c/o Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street, G-26 Des Moines, IA 50392-0800	$1,000,000 $0

NOTES ARE TO BE REGISTERED IN THE NAME OF: PRINCIPAL LIFE INSURANCE COMPANY
All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY
ABA No.: 021000089
For credit to Principal Life Insurance Company
Account No.: 36274409
FFC: 203898
Attn: (cusip number         - Spire Inc)
With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.
All Notices to:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Tax Identification No.: 42-0127290

Upon closing, deliver original Notes to:
Citibank NA
399 Park Avenue
Level B Vault
New York, NY 10022
Attn: Keith Whyte
212-559-1207
(cusip number             - Spire Inc)

** PLEASE MAKE SURE CUSIP NUMBER AND FFC 203898 ARE ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE

With a pdf copy to: Sally D. Sorensen [sorensen.sally.d@principal.com]

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A TRANCHE B

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS c/o Principal Global Investors, LLC ATTN: Fixed Income Private Placements 711 High Street, G-26 Des Moines, IA 50392-0800	$500,000 $0

NOTES ARE TO BE REGISTERED IN THE NAME OF: PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:
Citibank, N.A.
New York, NY 10022
ABA No.: 021000089
For credit to Principal Life Insurance Company
Account No.: 36274409
FFC: 208048
Attn: (cusip number         - Spire Inc)
With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.
All Notices to:
Principal Global Investors, LLC
ATTN: Fixed Income Private Placements
711 High Street, G-26
Des Moines, IA 50392-0800
and via Email: Privateplacements2@exchange.principal.com
With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:
Principal Global Investors, LLC
Attn: Investment Accounting Fixed Income Securities
711 High Street
Des Moines, Iowa 50392-0960

Tax Identification No.: 42-0127290

Upon closing, deliver original Notes to:
Citibank NA
399 Park Avenue
Level B Vault
New York, NY 10022
Attn: Keith Whyte
212-559-1207
(cusip number             - Spire Inc)
** PLEASE MAKE SURE CUSIP NUMBER AND FFC: 208048 IS ON THE COVER PACKAGE OR CITIBANK WILL RETURN THE PACKAGE
With a pdf copy to: Sally D. Sorensen [sorensen.sally.d@principal.com]

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A      TRANCHE B

THRIVENT FINANCIAL FOR LUTHERANS Attn: Investment Division-Private Placements 625 Fourth Avenue South Minneapolis, MN 55415	$0 $15,000,000
Payments to:

ABA # 011000028
State Street Bank & Trust Co.
DDA # A/C - 6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans
All payments must include the following information:
Security Description
Private Placement Number
Reference Purpose of Payment
Interest and/or Principal Breakdown
Notices of payments and written confirmation of such wire transfers to:
Investment Division-Private Placements
Attn: Allen Stoltman
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com
With a copy to:
Attn: Jeremy Anderson or Harmon Bergenheier
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415
Email: boxprivateplacement@thrivent.com
All other communications to:
Thrivent Financial for Lutherans

Attn: Investment Division-Private Placements
625 Fourth Avenue South
Minneapolis, MN 55415
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com

Name of Nominee in which notes are to be issued:

None
Taxpayer ID Number(s):

Thrivent Financial for Lutherans 39-0123480

Private Placement Notes sent to:
DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
Attn: 5th floor / NY Window / Robert Mendez
Ref: State Street Account
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1
With a .pdf copy to: Lisa Corbin lisa.corbin@thrivent.com

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
AXA EQUITABLE LIFE INSURANCE COMPANY            $0        $13,000,000
525 Washington Blvd., 34th Floor
Jersey City, New Jersey 07310
Account (s):     AXA Equitable Life Insurance Company
IRS Employer Identification Number: 13-557-0651
Delivery Instructions
for direct private placement purchases notes issued in the name of AXA Equitable Life Insurance Company:
Name and Address of Purchaser
AXA Equitable Life Insurance Company
525 Washington Blvd., 34th Floor
Jersey City, New Jersey 07310
Attention: Lynn Garofalo
Telephone Number: (201) 743-6634
Manner of Payments and Notices:
All payments shall be made by wire transfer of immediately available funds to:
JP Morgan Chase
Account (s): AXA Equitable Life Insurance Company
4 Chase Metrotech Center
Brooklyn, New York 11245
ABA No.: 021-000021
Bank Account: 037-2-413336
Custody Account: G04657
Face Amount of $13,000,000.00
Reference: Spire Inc.
Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.
Notices of Payments and Written Confirmations:
All notices of payments and written confirmations of wire transfers should be sent to:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP

1345 Avenue of the Americas
37th Floor
New York, New York 10105
Attention: Cosmo Valente / Mike Maher / Mei Wong
Telephone: 212/969-6384 / 212-823-2873 / 212-969-2112
Email: cosmo.valente@abglobal.com
michael.maher@abglobal.com
mei.wong@abglobal.com
Address for all other communications:
AXA Equitable Life Insurance Company
C/O AllianceBernstein LP
1345 Avenue of the Americas, 37th Floor
New York, NY 10105
Attention: Terry McCarthy
Telephone: 212-969-1350
Email: terry.mccarthy@abglobal.com
Group Email: ABPPCompliance@abglobal.com

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 Hanover Square New York, NY 10004-2616	$5,000,000 $0
Notes to be registered in the name of:

The Guardian Life Insurance Company of America
TAX ID NO. 13-5123390
And deliver to:
JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center - 3rd Floor
Brooklyn, NY 11245-0001

Reference A/C #G04157, Guardian Life (PRIF-FA)

Payment by wire to:

P Morgan Chase
FED ABA #021000021 Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G04157, Guardian Life (PRIF-FA), CUSIP #         , Spire Inc.
Address for all communications and notices:
The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Amy Carroll
Investment Department 9-A
FAX # (212) 919-2658
Email address: amy_carroll@glic.com

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 Hanover Square New York, NY 10004-2616	$0 $7,000,000
Notes to be registered in the name of:

The Guardian Life Insurance Company of America
TAX ID NO. 13-5123390

And deliver to:

JP Morgan Chase Bank, N.A.
4 Chase Metrotech Center - 3rd Floor
Brooklyn, NY 11245-0001

Reference A/C #G05978, Guardian Life (PRIF-W)

Payment by wire to:

JP Morgan Chase
FED ABA #021000021 Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life (PRIF-W), CUSIP #         , Spire Inc.

Address for all communications and notices:

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Amy Carroll
Investment Department 9-A
FAX # (212) 919-2658
Email address: amy_carroll@glic.com

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

LIFE INSURANCE COMPANY OF NORTH AMERICA
c/o Cigna Investments, Inc.
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut 06002
Attention: Fixed Income Securities
E-Mail: CIMFixedIncomeSecurities@Cigna.com
$0 $7,000,000

Name in Which Instrument is to be Registered	CIG & Co.

Payment on Account of Instrument	By Federal Funds Wire Transfer (without deduction for wiring fees) to
J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA# 021000021

Accompanying Information	OBI=Spire Inc.; Series 2016 Tranche B Notes; 3.11% due 2026; PPN/CUSIP

Address for Notices Related to Payments	CIG & Co. c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com

Address for All Other	CIG & Co.
Notices	c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com

Tax Identification Number      13-3574027 (for CIG & Co.)

Original Notes should be delivered to:
J.P. Morgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor (for overnight or US mail)
1st Floor, Window 5 (for messengers/walk up -
use Willoughby St. Entrance)
Brooklyn, New York 11245-0001
Attn: Physical Receive Department
718-242-0264
together with Transmittal of Securities Custodian Form
Additionally, a copy of each security, together with a copy of the Transmittal of Securities Custodian Form should be sent to the attention of Kari Comfry of Cigna.

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

CIGNA HEALTH AND LIFE INSURANCE COMPANY
c/o Cigna Investments, Inc.
Wilde Building, A5PRI
900 Cottage Grove Road
Bloomfield, Connecticut 06002
Attention: Fixed Income Securities
E-Mail: CIMFixedIncomeSecurities@Cigna.com
$0 $1,500,000 $500,000

Name in Which Instrument is to be Registered	CIG & Co.

Payment on Account of Instrument	By Federal Funds Wire Transfer (without deduction for wiring fees) to
J.P. Morgan Chase Bank
BNF=CIGNA Private Placements/AC=9009001802
ABA# 021000021

Accompanying Information	OBI=Spire Inc.; Series 2016 Tranche B Notes; 3.11% due 2026; PPN/CUSIP

Address for Notices Related to Payments	CIG & Co. c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com

Address for All Other	CIG & Co.
Notices	c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002
E-Mail: CIMFixedIncomeSecurities@Cigna.com

Tax Identification Number 13-3574027 (for CIG & Co.)

Original Notes should be delivered to:
J.P. Morgan Chase Bank, N.A.
4 Chase Metrotech Center
3rd Floor (for overnight or US mail)
1st Floor, Window 5 (for messengers/walk up -
use Willoughby St. Entrance)
Brooklyn, New York 11245-0001
Attn: Physical Receive Department
718-242-0264
together with Transmittal of Securities Custodian Form
Additionally, a copy of each security, together with a copy of the Transmittal of Securities Custodian Form should be sent to the attention of Kari Comfry of Cigna.

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
MODERN WOODMEN OF AMERICA                $0         $6,000,000
Attn: Investment Accounting Department
1701 First Avenue
Rock Island, IL 61201

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675
ABA No. 071-000-152
Account Name: Modern Woodmen of America
Account No. 84352
Each such wire transfer shall set forth the name of the Company, the full title (including the applicable coupon rate and final maturity date) of the Notes, a reference to PPN No. ___________________ and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

Modern Woodmen of America
Attn: Investment Accounting Department
1701 First Avenue
Rock Island, IL 61201

Fax: (309) 793-5688

(3)	Address for all other communications and notices:

Modern Woodmen of America
Attn: Investment Department
1701 First Avenue
Rock Island, IL 61201

investments@modern-woodmen.org

Fax: (309) 793-5574

(4)	Tax Identification Number:

36-1493430
(5)    DTTP Number: (Double Taxation Treaty Passport-U.K.)
13/A/30024/DTTP
(Passport valid until June 22, 2020)

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

AMERITAS LIFE INSURANCE CORP. c/o Ameritas Investment Partners, Inc. Attn: Private Placements 390 North Cotner Blvd. Lincoln, NE 68505	$0 $3,500,000

1)	All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72220 for Ameritas Life Insurance Corp.
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

2)	All notices of payments and written confirmations of such wire transfers sent to:
Ameritas Life Insurance Corp.
1876 Waycross Rd
Cincinnati, OH 45240
ATTN: Patty Dearing
Fax #: (513) 595-2926

3)	All other communications sent to:
Ameritas Life Insurance Corp.
Ameritas Investment Partners, Inc.
ATTN: Private Placements
390 North Cotner Blvd.
Lincoln, NE 68505

Contacts:    Joe Mick
Tel: 402-467-7471
Fax: 402-467-6980
Email: Joe.Mick@Ameritas.com

4)	Delivery of certificates by registered mail to:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72220
REF: Ameritas Life Insurance Corp.

To be registered in the nominee of CUDD & CO. for the benefit of Ameritas Life Insurance Corp. (Nominee Tax ID 13-6022143)
AND
Copy of Certificates sent to Joe Mick, Ameritas Investment Partners, Inc., per above

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

AMERITAS LIFE INSURANCE CORP. OF NEW YORK c/o Ameritas Investment Partners, Inc. Attn: Private Placements 390 North Cotner Blvd. Lincoln, NE 68505	$0 $1,500,000

1)All payments by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72225 for Ameritas Life Insurance Corp. of New York
Reference: CUSIP; Issue name and source/application of funds (P&I, etc.)

2)All notices of payments and written confirmations of such wire transfers to:
Ameritas Life Insurance Corp.
1876 Waycross Rd
Cincinnati, OH 45240
ATTN: Patty Dearing
Fax#: (513) 595-2926

3)All other communications sent to:
Ameritas Life Insurance Corp. of New York
Ameritas Investment Partners, Inc.
ATTN: Private Placements
390 North Cotner Blvd.
Lincoln, NE 68505
Contacts:    Joe Mick
Tel: 402-467-7471
Fax: 402-467-6980
Email: Joe.Mick@Ameritas.com

4)Delivery of certificates by registered mail:
JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72225
REF: Ameritas Life Insurance Corp. of New York

To be registered in the nominee of CUDD & CO. for the benefit of Ameritas Life Insurance Corp. of New York (Nominee Tax ID 13-6022143)
AND
Copy of Certificates sent to Joe Mick, Ameritas Investment Partners, Inc., per above

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

THE STATE LIFE INSURANCE COMPANY
c/o American United Life Insurance Company
Attn: Mike Bullock, Securities Department
One American Square, Suite 1017
Post Office Box 368
Indianapolis, IN 46206
mike.bullock@oneamerica.com
$0 $5,000,000
The original note(s) should be sent to:

The Depository Trust Company
Attn: BNY Mellon/Branch Deposit Dept.
Acct # 343761 State Life, c/o AUL
570 Washington Blvd. - 5th Floor
Jersey City, NJ 07310
Payment:    Spire Inc. shall make payment of principal and interest on the note(s) in immediately available funds by wire transfer to the following bank account:
THE STATE LIFE INSURANCE COMPANY
Bank of New York
ABA #: 021000018
Credit Account: GLA111566
Account Name: The State Life Insurance Company
Account #: 343761
P & I Breakdown: (Insert)
Re: (Insert CUSIP/PPN and credit name here)
Payments should contain sufficient information to identify the breakdown of principal and interest and should identify the full description of the note(s) and the payment date.
The United States Tax I.D. Number of The State Life Insurance Company is 35-0684263.

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

CMFG LIFE INSURANCE COMPANY c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison, WI 53705-4456	$0 $5,000,000
Nominee Name: TURNKEYS & CO

NOTE DELIVERY INSTRUCTIONS:
All Securities Being Purchased Should Be Registered In (See Nominee Name) and Notes
Delivered To:
DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th floor / NY Window / Robert Mendez
FBO: State Street Bank & Trust for ZT1E
WIRING INSTRUCTIONS:
ABA: 011000028
Bank: State Street Bank
Account Name: CMFG Life Insurance Company
DDA #: 1662-544-4
REFERENCE FUND: ZT1E
Nominee Name: TURNKEYS & CO
CMFG Life Insurance Company TAX ID#: 39-0230590
TURNKEYS & CO TAX ID#: 03-0400481
All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM

All Legal communication shall be EMAILED to:
EMAIL: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM
EMAIL: RALPH.GUNDRUM@CUNAMUTUAL.COM

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

GENWORTH MORTGAGE INSURANCE CORPORATION
c/o Genworth Financial, Inc.
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attention: Private Placements
Phone Number: (203) 708-3300
Fax Number: (203) 708-3308
Email: GNW.privateplacements@genworth.com
$3,000,000 $0

Name of Purchaser:        Genworth Mortgage Insurance Corporation
Tax ID Number:        31-0985858
Register in Nominee Name:     HARE & CO., LLC
Notices:
All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:
Genworth Financial, Inc.
Account: Genworth Mortgage Insurance Corporation
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203) 708-3300
Fax No: (203) 708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address: GNW.privateplacements@genworth.com
All corporate actions, including payments and prepayments, should be sent to the above address with copies to:
Genworth Financial, Inc.
Account: Genworth Mortgage Insurance Corporation
3001 Summer Street
Stamford, CT 06905
Attn: Trade Operations
Telephone No: (203) 708-3300
Fax No: (203) 708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address: GNWInvestmentsOperations@genworth.com

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:
The Depository Trust Co
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn: Income Collection Department
Ref: GEMIC    GEMIC     ACCOUNT 142675 CUSIP/PPN & Security Description
P&I Contact: Purisima Teylan - (718) 315-3035
Payments:
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
The Depository Trust Co
ABA #:            021000018
Account #:        GLA111566
SWIFT Code:        IRVTUS3N
Acct Name:        Income Collection Dept
Attn:            Income Collection Department
Reference:        GEMIC    / GEMIC
Account #:        142675
CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts
And By Email:        treasppbkoffice@genworth.com
Fax:            (804) 662-7777
Physical Delivery of the Notes:
The Depository Trust Co
570 Washington Blvd
BNY Mellon /Branch Deposit Dept 5th FLR
Jersey City, NJ 07310
Ref: GEMIC    / GEMIC    Account # 142675
DTC Securities:
DTC #:        901
Agent ID #:     26500
Institutional ID: 26662
Account Name: GEMIC / GEMIC
Account #:    142675

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
c/o Genworth Financial, Inc.
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attention: Private Placements
Phone Number: (203) 708-3300
Fax Number: (203) 708-3308
Email: GNW.privateplacements@genworth.com
$0 $2,000,000

Name of Purchaser:        Genworth Life and Annuity Insurance Company
Tax ID Number:        54-0283385
Register in Nominee Name:    HARE & CO., LLC
Notices:
All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:
Genworth Financial, Inc.
Account: Genworth Life and Annuity Insurance Company
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203) 708-3300
Fax No: (203) 708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address: GNW.privateplacements@genworth.com
All corporate actions, including payments and prepayments, should be sent to the above address with copies to:
Genworth Financial, Inc.
Account: Genworth Life and Annuity Insurance Company
3001 Summer Street
Stamford, CT 06905
Attn: Trade Operations
Telephone No: (203) 708-3300
Fax No: (203) 708-3308
If available, an electronic copy is additionally requested. Please send to the following e-mail address: GNWInvestmentsOperations@genworth.com

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:
The Bank of New York
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn: Income Collection Department
Ref: GLAIC    LARL9FW     Account 716311    CUSIP/PPN & Security Description
P&I Contact: Purisima Teylan - (718) 315-3035
Payments:
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
The Bank of New York
ABA #:            021000018
Account #:        GLA111566
SWIFT Code:        IRVTUS3N
Acct Name:        Income Collection Dept
Attn:            Income Collection Department
Reference:        GLAIC    / LARL9FW-I
Account #:        716311
CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts
And By Email:        treasppbkoffice@genworth.com
Fax:            (804) 662-7777
Physical Delivery of the Notes:
The Bank of New York
570 Washington Blvd
BNY Mellon /Branch Deposit Dept 5th FLR
Jersey City, NJ 07310
Ref: GLAIC / LARL9FW-I    Account # 716311
DTC Securities:
DTC #:            901
Agent ID #:        26500
Institutional ID:         26662
Account Name:     GLAIC    / LARL9FW-I
Account #:        716311

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
COUNTRY LIFE INSURANCE COMPANY                $0        $2,000,000
Attention: Investments
1705 N Towanda Avenue Bloomington, IL 61702
Name in Which Note is    COUNTRY LIFE INSURANCE COMPANY
Registered
Principal Amount    $2,000,000
Payment on Account of Note

Method Account Information
Federal Funds Wire Transfer
Northern Trust Chgo/Trust
ABA Number 071000152
Wire Account Number 5186041000
SWIFT BIC: CNORUS44
For Further Credit to: 26-02712
Account Name: Country Life Insurance Company
Representing P & I on (list security) [BANK]

Accompanying Information      Name of Company:
Description of Security:
PPN:
Due date and application (as among principal, premium and     interest) of the payment being made:

Address/Fax for Notices Related to Payments	Country Life Insurance Company Attention: Investment Accounting 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6348 Fax: (309) 821-2800

Address/Fax for All Other Notices	Country Life Insurance Company Attention: Investments 1705 N Towanda Avenue Bloomington, IL 61702 Tel: (309) 821-6260 Fax: (309) 821-6301 PrivatePlacements@countryfinancial.com

Instructions re: Delivery of Notes	The Northern Trust Company Trade Securities Processing C1N 801 South Canal Street Attn: 26-02712/Country Life Insurance Company Chicago, IL 60607 Include Acct # and Name in cover letter as well.

Tax Identification Number     37-0808781

PRINCIPAL AMOUNT OF
SERIES 2016 NOTES TO BE PURCHASED
NAME AND ADDRESS OF PURCHASER                TRANCHE A    TRANCHE B
STANDARD INSURANCE COMPANY                $1,000,000    $0
1100 SW Sixth Avenue, PL1A Portland, OR 97204
Name in which to register     HARE & Co.
Note(s)
Note Registration Number(s);
Principal Amount(s)         RA-__; $1,000,000
Payment on account of Note(s)

Method Account Information	Federal Funds Wire Transfer Bank of New York ABA Number: 021000018 GLA111566 Account number: 3430878400 Account name: Standard Insurance Company
Ref: (see “Accompanying Information” below)

Accompanying information	Name of Company: Spire Inc.

Description of Security: 2.49% Note due September 1 , 2021
PPN: [ ]
Due date and application (as among principal, interest and Make-Whole Amount) of the payment being made

Address / Fax # for notices related to payments
Standard Insurance Company
c/o Bank of New York Mellon
Attention: Joanne Bucci - Client Service
Insurance Custody
P & I Department
P.O. Box 19266
Newark, NJ 07195
Tel: (315) 414-3324 Fax:1-844-803-7567
with a copy to:

Standard Insurance Company 1100 SW Sixth Avenue, PL1A Portland, OR 97204 Telephone (971) 321-8439 Attn: Kathy Wolf (IMGOPS@standard.com) Fax: (971) 321-5890

Address / Fax # for all other notices	Standard Insurance Company 1100 SW Sixth Avenue, PL1A Portland, OR 97204 Telephone (971) 321-8401 Attn: Zaur Akhriev Fax: (971) 321-5890

Instructions re Delivery of Notes
  The Depository Trust Company
  570 Washington Boulevard. -5th Floor
  Jersey City, NJ 07310
  Attn: BNY Mellon Branch Deposit Department
  Account Name: Standard Insurance Company
  Account: 343087

Ref: Standard Insurance Company #3430878400

with a copy to:

Standard Insurance Company
1100 SW Sixth Avenue, PL1A
Portland, OR 97204
Telephone: (971) 321-8439

Fax:	(971) 321-5890

Attn:	Kathy Wolf (IMGOPS@standard.com)

Tax identificaiton number        93-0242990
HMRC DT Treaty Pasort
Scheme                     [- ]

Tax Residence                United States of America
Swapped Note                No

DEFINED TERMS
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Acquisition” means any transaction or series of related transactions, consummated on or after the date of this Agreement, by which the Company or any Subsidiary directly or indirectly (a) acquires all or substantially all of the assets comprising one or more business units of any other Person, whether through purchase of assets, merger or otherwise or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least (i) a majority (in number of votes) of the stock and/or other Securities of a corporation having ordinary voting power for the election of directors (other than stock and/or other Securities having such power only by reason of the happening of a contingency), (ii) a majority (by percentage of voting power) of the outstanding partnership interests of a partnership, (iii) a majority (by percentage of voting power) of the outstanding membership interests of a limited liability company or (iv) a majority of the ownership interests in any organization or entity other than a corporation, partnership or limited liability company.
“Additional Notes” is defined in Section 1.3.
“Additional Purchasers” means purchasers of Additional Notes.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
“Agreement” means this Note Purchase Agreement, including all Schedules and Exhibits attached hereto.
“Alagasco Loan Agreement” means that certain loan agreement, dated as of September 2, 2014, between Alabama Gas Corporation and Wells Fargo, as administrative agent, and several other participating banks.
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

SCHEDULE B
(to Master Note Purchase Agreement)

“Applicable Interest Rate” means with respect to the Tranche A Notes and the Tranche B Notes, the applicable per annum interest rate set forth on Schedule C hereto.
“Applicable Regulatory Approvals” means the orders obtained in satisfaction of the requirements of Section 7.01(c) of the EnergySouth Acquisition Agreement.
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).
“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Saint Louis, Missouri are required or authorized to be closed.
“Called Principal” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, interests or equivalents in Capital Stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (b) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.
“Capitalized Lease” means any lease of property, whether real and/or personal, by a Person as lessee which in accordance with GAAP is required to be capitalized on the balance sheet of such Person.
“Capitalized Lease Obligations” of any Person means, as of the date of any determination thereof, the amount at which the aggregate rental obligations due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a balance sheet of such Person in accordance with GAAP.
“Change in Control” means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the
Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the

Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Capital Stock that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than thirty percent (30%) of the Capital Stock of the Company entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Company or (b) a majority of the members of the board of directors (or other equivalent governing body) of the Company shall not constitute Continuing Directors.

“CISADA” is defined in Section 5.16(a).

“Closing” is defined in Section 3.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
“Company” means Spire Inc., a Missouri corporation or any successor that becomes such in the manner prescribed in Section 10.2.
“Confidential Information” is defined in Section 20.
“Consolidated Capitalization” means, as of the date of any determination thereof, the sum of Consolidated Indebtedness as of such day plus Consolidated Net Worth as of such day, all determined on a consolidated basis and in accordance with GAAP.
“Consolidated Capitalization Ratio” means, as of the date of any determination thereof, the ratio (expressed as a percentage) of Consolidated Indebtedness as of such day to Consolidated Capitalization as of such day, all determined on a consolidated basis and in accordance with GAAP.
“Consolidated Indebtedness” means, as of the date of any determination thereof, all Indebtedness of the Company and its Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.
“Consolidated Net Worth” means, as of the date of any determination thereof, the amount of the Capital Stock accounts (net of treasury stock, at cost) of the Company and its Subsidiaries as of such date plus (or minus in the case of a deficit) the surplus and retained earnings of the Company and its Subsidiaries as of such date, all determined on a consolidated basis and in accordance with GAAP.
“Continuing Directors” means the directors of the Company on the Execution Date and each other director of the Company, if, in each case, such other director’s nomination for election to the board of directors (or equivalent governing body) of the Company is recommended by at least 51% of the then Continuing Directors.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.
“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates.
“Debt Prepayment Application” means, with respect to any transfer of property, the application by the Company or any Subsidiary of cash in an amount equal to the proceeds (or any portion thereof) with respect to such transfer to pay Senior Debt; provided, that in the event such Senior Debt would otherwise permit the reborrowing of such Indebtedness by the Company, the commitment to relend such Indebtedness shall be permanently reduced by the amount of such Debt Prepayment Application.
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means, with respect to the Notes of any Series (or of such tranche if such Series has separate tranches), that per annum rate of interest that is the greater of (i) 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series (and of such tranche if such Series has separate tranches) or (ii) 2.0% over the rate of interest publicly announced by Chase Bank N.A., in New York, New York, as its “base” or “prime” rate.
“Disclosure Documents” is defined in Section 5.3.
“Discounted Value” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any Security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (b) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (c) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (i) debt Securities or (ii) any Capital Stock referred to in (a) or (b) above; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.
“Electronic Delivery” is defined in Section 7.1(a).
“EnergySouth Acquisition” means the acquisition by the Company of 100% of the outstanding equity of EnergySouth, Inc.

“EnergySouth Acquisition Agreement” is defined in Section 3.
“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
“Event of Default” is defined in Section 11.
“Execution Date” is defined in Section 3.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, at any time and with respect to any property, the sale of value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).
“Financing Agreements” means, collectively, this Agreement and the Notes

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.
“Governmental Authority” means
(a)    the government of

(i)the United States of America or any State or other political subdivision thereof, or

(ii)any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)     any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.
“Guaranty” by any Person shall mean, without duplication, any obligation (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), contingent or otherwise, of such Person guaranteeing, or in effect guaranteeing, any indebtedness or other obligation of any other Person who is not a Subsidiary of the Company (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person:
(a)to purchase such indebtedness or obligation or any property constituting security therefor;

(b)to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation; or

(d)otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.
In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Registrar pursuant to Section 13.1.

“Indebtedness” of any Person shall mean, as of the date of determination thereof, the sum of, without duplication:

(a)all indebtedness of such Person for borrowed money or incurred in connection with the purchase or other acquisition of property (other than trade accounts payable incurred in the ordinary course of business not more than ninety (90) days past due), including, but not limited to, obligations of such Person evidenced by notes, bonds, debentures or similar instruments, or upon which interest payments are customarily made;

(b)all Capitalized Lease Obligations of such Person;

(c)the aggregate undrawn face amount of all letters of credit and/or surety bonds issued for the account and/or upon the application of such Person together with all unreimbursed drawings with respect thereto;

(d)all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person;

(e)all Disqualified Capital Stock issued by such Person, with the amount of indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price;

(f)the principal balance outstanding and owing by such Person under any Synthetic Lease, tax retention operating lease or similar off-balance sheet financing product:

(g)all Guaranties by such Person of Indebtedness of others;

(h)for all purposes other than Section 10.5, the net obligations of such Person under any Swap Contracts;

(i)all indebtedness of the types referred to in clauses (a) through (h) above (i) of any partnership or unincorporated joint venture in which such Person is a general partner or joint venturer to the extent such Person is liable therefor or (ii) secured by any Lien (other than leases qualified as operating leases under GAAP) on any property or asset owned or held by such Person regardless of whether or not the indebtedness secured thereby shall have been incurred or assumed by such Person or is nonrecourse to the credit of such Person, the amount thereof being equal to the value of the property or assets subject to such Lien. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. For the avoidance of doubt and notwithstanding anything to the contrary set forth above, Permitted Commodity Hedging Obligations shall not constitute Indebtedness for purposes of this Agreement.

“INHAM Exemption” is defined in Section 6.2(e).
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Investment” shall mean any investment (including, without limitation, any loan or advance) of the Company or any Subsidiary in or to any Person, whether payment therefor is made in cash or Capital Stock of the Company or any Subsidiary, and whether such investment is directly or indirectly by acquisition of Capital Stock or Indebtedness, or by loan, advance, transfer of property out of the ordinary course of business, capital contribution, equity or profit sharing interest, extension of credit on terms other than those normal in the ordinary course of business or otherwise.
“Laclede Gas” means Laclede Gas Company, a Missouri corporation, and a wholly-owned Subsidiary of the Company.
“Laclede Gas Loan Agreement” means that certain loan agreement, dated as of September 3, 2013, between Laclede Gas and the administrative agent therewith.
“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
“Make-Whole Amount” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.
“Material Adverse Effect” means a material adverse effect on (a) the business, results of operations, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under the Financing Agreements (including any Supplement) or (c) the validity or enforceability of the Financing Agreements (including any Supplement).
“Memorandum” is defined in Section 5.3.

“Mortgage” means Laclede Gas Mortgage and Deed of Trust, dated as of February 1, 1945, to UMB Bank & Trust Company, N.A., successor trustee, as amended and supplemented by supplemental indentures and as may be further amended and supplemented from time to time.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC” means the National Association of Insurance Commissioners or any successor thereto.
“NAIC Annual Statement” is defined in Section 6.2(a). “Notes” is defined in Section 1.1.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
“Permitted Commodity Hedging Obligations” means obligations of the Company with respect to commodity agreements or other similar agreements or arrangements entered into in the ordinary course of business designed to protect against, or mitigate risks with respect to, fluctuations of commodity prices to which the Company is exposed in the conduct of its business so long as (a) the management of the Company has determined that entering into such agreements or arrangements are bona fide hedging activities which comply with the Company’s risk management policies and (b) such agreements or arrangements are not entered into for speculative purposes.
“Permitted Investment” means any Investment or Acquisition, or any expenditure or any incurrence of any liability to make any expenditure for an Investment or Acquisition, other than (a) any Investment or Acquisition the result of which would be to change substantially the nature of the business engaged in by the Company and its Subsidiaries, considered as a whole, as of the date of this Agreement, and reasonable extensions thereof, (b) any Investment that is in the nature of a hostile or contested Acquisition, and (c) any Investment that would result in a Default or Event of Default; provided, that it is expressly agreed that all Investments under the Company’s gas supply risk management program are Permitted Investments.
“Permitted Liens” means, with respect to any Person, any of the following:

(a)(i) Liens created pursuant to the Wells Facility (other than as contemplated by (ii) and (iii) below), provided that all obligations of the Company under the Notes shall concurrently be secured equally and ratably with such Indebtedness, (ii) Liens on cash or deposits granted in favor of the Swingline Bank (under the Wells Facility) or the Issuing Bank (under the Wells Facility) to Cash Collateralize (as defined in the Wells Facility) any Defaulting Bank’s (under the Wells Facility) participation in Letters of Credit or Swingline Loans (each under the Wells Facility) and (iii) Liens in favor of the Administrative Agent (as defined in the Wells Facility) with respect to the Cash Collateral Account (as defined in the Wells Facility) and all amounts held therein from time to time as security for Letter of Credit Exposure (as defined in the Wells Facility), and for application to the Company’s Reimbursement Obligations (as defined in the Wells Facility);

(b)Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or environmental laws) (i) not yet due or as to which the period of grace (not to exceed sixty (60) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

(c)Liens in respect of property imposed by law such as materialmen’s, mechanics’, carriers’, warehousemen’s, processors’ or landlords’ and other nonconsensual statutory liens incurred in the ordinary course of business, which (i) are not overdue for a period of more than sixty (60) days, or if more than sixty (60) days overdue, no action has been taken to enforce such Liens or such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Company or any of its Subsidiaries;

(d)Liens arising from good faith performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of such Person’s business, including, without limitation, deposits and pledges of funds securing Permitted Commodity Hedging Obligations;

(e)encumbrances in the nature of zoning restrictions, easements, rights of way or restrictions of record on the use of real property, which in the aggregate do not, in any material respect, impair the use thereof in the ordinary conduct of business;

(f)Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Company and its Subsidiaries;

(g)Liens securing Indebtedness incurred in connection with Capitalized Leases; provided that (i) such Liens shall be created substantially simultaneously with the acquisition, repair, improvement or lease, as applicable, of the related property and (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness;

(h)Liens securing judgments for the payment of money not constituting an Event of Default under Section 11(i) or securing appeal or other surety bonds relating to such judgments;

(i)Liens on property (i) of any Person which are in existence at the time that such Person is acquired pursuant to an Acquisition that constitutes a Permitted Investment and (ii) of the Company or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the Company or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such Acquisition, purchase or other acquisition, (B) such Liens are not “blanket” or all asset Liens and (C) such Liens do not attach to any other property of the Company or any of its Subsidiaries;

(j)Liens under the Mortgage;

(k)(i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary institution in connection with statutory, common law and contractual rights relating to liens, rights of set-off, recoupment or similar rights with respect to any deposit account or other fund of the Company or any Subsidiary thereof;

(l)(i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract;

(m)any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company or its Subsidiaries or materially detract from the value of the relevant assets of the Company or its Subsidiaries or (ii) secure any Indebtedness;

(n)Liens incurred in connection with the Permitted Securitization;

(o)Liens incurred under and pursuant to the Laclede Gas Loan Agreement and the Alagasco Loan Agreement in the ordinary course of business, in each case, in favor of the administrative agent and other lenders thereunder on cash or deposits to cash collateralize the obligations of any defaulting banks’ participation and letters of credit and, separately, to cash collateralize obligations in respect of letters of credit and reimbursement obligations related thereto;

(p)pledges or deposits made in the ordinary course of business to secure payment of worker’s compensation insurance, unemployment insurance, pensions or social security programs;

(q)Liens arising from good faith deposits in connection with or to secure performance of statutory obligation and surety and appeal bonds;

(r)Liens on the proceeds of assets that were subject to Liens permitted hereunder or on assets acquired with such proceeds as a replacement of such former assets;

(s)any Lien on any assets securing purchase money Indebtedness or Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring, developing, operating, constructing, altering, repairing or improving all or part of such assets; provided such Lien attached to such asset concurrently with or within ninety (90) days after the acquisition thereof, completion of construction, improvement or repair, or commencement of commercial operation of such assets;

(t)Liens constituted by a right of set off or rights over a margin call account, or any form of cash collateral, or any similar arrangement, securing Permitted Commodity Hedging Obligations and/or physical trade obligations;

(u)Liens not otherwise permitted hereunder securing Indebtedness or other obligations in the aggregate principal amount not to exceed the greater of (i) 15% of Consolidated Net Worth (as determined at the end of the most recently ended fiscal quarter) or (ii) $250,000,000 at any time outstanding, less any amount outstanding under the Permitted Securitization; provided that, notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, grant any Liens securing Indebtedness outstanding under or in relation to any Principal Credit Facility or any private placement document pursuant to which the Company has issued senior notes, whether now existing or existing in the future, pursuant to this subsection (u) unless and until all obligations of the Company under this Agreement and, with respect to the Company only, the Notes, shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation in form and substance reasonably satisfactory to the Required Holders, and

(v)any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Liens referred to in the foregoing clauses (a) through (t) for amounts not exceeding the principal of the indebtedness (including undrawn commitments) secured by the Lien so extended, renewed or replaced; provided that such extension, renewal or replacement Lien is limited to all or part of the same property or assets that were covered by the Lien extended, renewed, or replaced (plus improvements on such property or assets);

provided, however, notwithstanding the foregoing, Permitted Liens shall not include (1) other than the Permitted Securitization, Liens on the accounts receivable of the Company and its Subsidiaries generated from the sale of natural gas, (2) Liens on the natural gas inventory of the Company and its Subsidiaries, (3) Liens imposed by ERISA, the creation of which would result in an Event of Default under Section 11(j) and (4) Liens on any of the common stock of any Subsidiary of the Company.
“Permitted Securitization” means any sale, assignment, conveyance, grant or contribution, or series of related sales, assignments, conveyances, grants or contributions, by the Company or any of its Subsidiaries of any accounts receivable and related rights from its sale of natural gas, and any supporting obligations and other financial assets related thereto not to exceed in the aggregate $200,000,000, that are transferred, or in respect of which security interests are granted in one or more transactions that are customary for asset securitizations of such receivables to a trust, corporation or other entity, where the purchase of such receivables is funded or exchanged in whole or in part by the incurrence or issuance by the purchaser, grantee or any successor entity of indebtedness or Securities that are to receive payments from, or that represent interests in, the cash flow derived primarily from such receivable (provided, however, that “indebtedness” as used in this definition shall not include indebtedness incurred by any trust, partnership or other Person established by the Company or any of its Subsidiaries to implement a Permitted Securitization owed to the Company or any of its Subsidiaries, which indebtedness represents all or a portion of the purchase price or other consideration paid by such trust, partnership or other Person for such receivables or interests therein).
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Principal Credit Facility” means (a) the Wells Facility and (b) each existing credit, loan or borrowing facility or note purchase facility of the Company (individually a “facility”) having an aggregate commitment equal to or greater than $50,000,000 (or its equivalent in any other currency) and (c) any other facility (including any renewal or extension of a then existing facility) entered into on or after the date of the Closing by the Company in a principal amount equal to or greater than $50,000,000 (or its equivalent in any other currency), in each case as may be amended, supplemented, modified, refinanced or replaced from time to time
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“Property Reinvestment Application” means, with respect to any transfer of property, the application of an amount equal to the proceeds with respect to such transfer to the acquisition by the Company or any of its Subsidiaries of operating assets for the Company or any Subsidiary to be used in the principal business of such Person (or of an entity owning operating assets, in which event the Property Reinvestment Application shall be limited to the Fair Market Value of such operating assets).
“PTE” is defined in Section 6.2(a).
“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.
“QPAM Exemption” is defined in Section 6.2(d).
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Registrar” means UMB Bank & Trust, N.A or such other Person as appointed by the Company from time to time.
“Reinvestment Yield” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Remaining Average Life” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Remaining Scheduled Payments” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Reported” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Required Holders” means at any time (a) prior to the Closing, the Purchasers, and (b) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.
“Securities” or “Security” has the meaning specified in Section 2(1) of the Securities
Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Debt” means and includes (i) any Indebtedness of the Company (other than Indebtedness owing to any Subsidiary or Affiliate) except for any Indebtedness that is expressed to be junior or subordinate to any other Indebtedness of the Company, and (ii) any Indebtedness of a Subsidiary (other than Indebtedness owing to the Company, any other Subsidiary or any Affiliate).
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.
“Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto.
“Series 2016 Notes” is defined in Section 1.1 of this Agreement.
“Settlement Date” has the meaning (i) set forth in Section 8.6 with respect to any Series 2016 Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.
“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the First Closing) of the Company.
“Source” is defined in Section 6.2.
“Special Prepayment Date” is defined in Section 8.8.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.
“Static GAAP” is defined in Section 22.3.
“Subsequent Changes” is defined in Section 22.3
“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“Subsidiary Guaranty Agreement” means a Subsidiary Guaranty Agreement substantially in the form of Exhibit 9.8 hereto.
“Subsidiary Guarantor” means each Subsidiary that executes and delivers a Subsidiary Guaranty Agreement pursuant to Section 9.8.
“Supplement” is defined in Section 1.3 of this Agreement.
“SVO” means the Securities Valuation Office of the NAIC or any successor to such
Office.
“Swap Contract” means any interest rate or currency swap agreement, interest rate or currency future agreement, interest rate collar agreement, swap agreement (as defined in 11 U.S.C. § 101), interest rate or currency hedge agreement, and any put, call or other agreement or arrangement designed to protect a Person against fluctuations in interest rates or currency exchange rates.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.
“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for United States federal income tax purposes, other than any such lease under which such Person is the lessor.
“tranche” means all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments and designated the same tranche.
“Tranche A Interest Payment Date” is defined in Section 1.2(a).

“Tranche B Interest Payment Date” is defined in Section 1.2(b).
“Tranche A Notes” is defined in Section 1.1 of this Agreement.
“Tranche B Notes” is defined in Section 1.1 of this Agreement.
“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.
“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.
“Wells Facility” means the Loan Agreement, dated as of September 3, 2013, as it may be amended from time to time, amongst the Company, the banks from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent for the banks.
“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Maturity Dates, Interest Payment Dates and Applicable
Interest Rates for Series 2016 Notes

If the Closing for the Series 2016 Notes occurs on any date:	The maturity date of the Tranche A Notes will be:	The maturity date of the Tranche B Notes will be:	The interest payment dates for the Tranche A Notes will be:	The interest payment dates for the Tranche B Notes will be on:	The Applicable Interest Rate per annum for the Tranche A Notes will be:	The Applicable Interest Rate for the Tranche B Notes will be:
In August 2016 or before	September 1, 2021	August 1, 2026	March 1 and September 1 of each year, commencing March 1, 2017	August 1 and February 1, of each year commencing February 1, 2017	2.49%	3.11%
In September 2016	September 1, 2021	September 1, 2026	March 1 and September 1 of each year, commencing March 1, 2017	September 1 and March 1, of each year commencing March 1, 2017	2.52%	3.13%
In October 2016	September 1, 2021	October 1, 2026	March 1 and September 1 of each year, commencing March 1, 2017	October 1 and April 1, of each year commencing April 1, 2017	2.55%	3.15%
In November 2016	September 1, 2021	November 1, 2026	March 1 and September 1 of each year, commencing March 1, 2017	November 1 and May 1, of each year commencing May 1, 2017	2.58%	3.17%
In December 2016	September 1, 2021	December 1, 2026	March 1 and September 1 of each year, commencing March 1, 2017	December 1 and June 1, of each year commencing June 1, 2017	2.61%	3.19%

SCHEDULE C
(to Master Note Purchase Agreement)

DISCLOSURE MATERIALS

1.	Confidential Private Placement Memorandum dated May 2016.

2.	Spire Inc. Debt Private Placement presentation dated May 2016.

SCHEDULE 5.3
(to Master Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY AND
OWNERSHIP OF SUBSIDIARY STOCK

Name	Jurisdiction of Organization	Type of Entity	Percent of Voting Stock Owned by Parent.	Parent Entity

Alabama Gas Corporation	Alabama	Corporation	100%	Spire Inc.
Laclede Gas Company	Missouri	Corporation	100%	Spire Inc.
Laclede Pipeline Company	Missouri	Corporation	100%	Spire Inc.
Laclede Investment LLC	Missouri	Limited Liability Company	100%	Spire Inc.
Laclede Energy Resources, Inc.	Missouri	Corporation	100%	Laclede Investment LLC
Laclede Gas Family Services, Inc.	Missouri	Corporation	100%	Laclede Energy Resources, Inc.
LER Storage Services, Inc.	Missouri	Corporation	100%	Laclede Energy Resources, Inc.
Laclede Development Company	Missouri	Corporation	100%	Spire Inc.
Laclede Venture Corp.	Missouri	Corporation	100%	Laclede Development Company
Laclede Oil Services, LLC	Missouri	Limited Liability Company	100%	Laclede Development Company
Laclede Insurance Risk Services, Inc.	South Carolina	Corporation	100%	Spire Inc.
Shared Services Corporation	Missouri	Corporation	100%	Spire Inc.
Spire Resources LLC	Missouri	Limited Liability Company	100%	Spire Inc.
Spire Pipelines LLC	Missouri	Limited Liability Company	100%	Spire Resources LLC
Spire STL Pipeline LLC	Missouri	Limited Liability Company	100%	Spire Pipelines LLC

SCHEDULE 5.4
(to Master Note Purchase Agreement)

FINANCIAL STATEMENTS

1.	Form 10-K filed by the Laclede Group, Inc., Laclede Gas Company, and Alabama Gas Corporation for the fiscal year ended September 30, 2015.

2.	Form 10-Q filed by the Laclede Group, Inc., Laclede Gas Company, and Alabama Gas Corporation. for the quarterly period ended December 31, 2015.

3.	Form 10-Q filed by Spire Inc., Laclede Gas Company, and Alabama Gas Corporation for the quarterly period ended March 31, 2016.

SCHEDULE 5.5
(to Master Note Purchase Agreement)

EXISTING INDEBTEDNESS

As of 3/31/16

Issue Date	Maturity	Par (,000)	Coupon
Laclede Gas First Mortgage Bonds[1]
8/13/2013	8/15/2018	$100,000	2.00%
4/28/2004	5/1/2019	$50,000	5.50%
3/15/2013	3/15/2023	$55,000	3.00%
8/13/2013	8/15/2023	$250,000	3.40%
3/15/2013	3/15/2028	$45,000	3.40%
6/1/1999	6/1/2029	$25,000	7.00%
9/21/2000	9/15/2030	$30,000	7.90%
4/28/2004	5/1/2034	$100,000	6.00%
6/9/2006	6/1/2036	$55,000	6.15%
8/13/2013	8/15/2043	$100,000	4.63%
		$810,000	4.27%
Alabama Gas Corp. Unsecured Notes
12/1/2015	12/1/2045	$80,000	4.31%
1/14/2005	1/15/2020	$40,000	5.20%
12/22/2011	12/23/2021	$50,000	3.86%
9/15/2015	9/15/2025	$35,000	3.21%
1/15/2007	1/15/2037	$45,000	5.90%
		$250,000	4.49%
Spire Unsecured Notes and Equity Units
8/19/2014	8/15/2017	$250,000	3L+0.75%
8/19/2014	8/15/2019	$125,000	2.55%
6/11/2014	4/1/2022	$143,750	6.75%
12/14/2012	12/15/2022	$25,000	3.31%
8/19/2014	8/15/2044	$250,000	4.70%
		$793,750	3.64%
Total long-term debt		$1,853,750	4.03%

_______________________
1 Substantially all of Laclede Gas' plant is subject to the liens of its first mortgage bonds.
SCHEDULE 5.15
(to Master Note Purchase Agreement)

Short-term debt

Laclede Gas commercial paper[2]	$169,550
Alabama Gas Corp. bank line borrowings[3]	$41,000
Spire bank line borrowings[4]	$43,000
$253,550

__________________________

2 The following banks participate in the credit facility that underlies the issuance of Laclede Gas’ commercial paper: Wells Fargo Bank, National Association, as Administrative Agent; U.S. Bank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., Fifth Third Bank, Morgan Stanley Bank, N.A., Commerce Bank, UMB Bank, N.A., Stifel Bank & Trust.

3 The following banks participate in this credit facility: Wells Fargo Bank, National Association, as the Administrative Agent, and the following participating banks: Credit Suisse AG, Cayman Islands Branch, U.S. Bank National Association, Bank of America, N.A., Morgan Stanley Bank, N.A. JPMorgan Chase Bank, N.A., Regions Bank, Royal Bank of Canada, Cadence Bank, N.A., Commerce Bank, Compass Bank, Fifth Third Bank

4 The following banks participate in this credit facility: Wells Fargo Bank, National Association, as Administrative Agent; U.S. Bank National Association, JPMorgan Chase Bank, N.A., Bank of America, N.A., Fifth Third Bank, Morgan Stanley Bank, N.A., Commerce Bank, UMB Bank, N.A., Stifel Bank & Trust.

SCHEDULE 5.15
(to Master Note Purchase Agreement)

SUBSIDIARY GUARANTORS TO PRINCIPAL CREDIT FACILITIES
None.

SCHEDULE 9.8
(to Master Note Purchase Agreement)

[FORM OF SERIES 2016 NOTE, TRANCHE A]
THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.
SPIRE INC.
SERIES 2016 SENIOR NOTE, TRANCHE A, DUE 2021
No. RA[________]                                        [Date]
$[_______]                                        PPN [________]
FOR VALUE RECEIVED, the undersigned, SPIRE INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Missouri, hereby promises to pay to [_______], or its registered assigns, the principal sum of [________] DOLLARS (or so much thereof as shall not have been prepaid) on September 1, 2021, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the [Applicable Interest Rate] per annum from the date hereof, payable semi-annually, on each March 1 and September 1 of each year, commencing with the March 1 or September 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by applicable law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand) at the applicable Default Rate.
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at UMB Bank & Trust, N.A., in St. Louis, Missouri or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 20, 2016 (as from time to time amended, restated and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the provisions of the Note Purchase Agreement, including, without limitation, the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated,

EXHIBIT 1(a)
(to Master Note Purchase Agreement)

capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SPIRE INC.

By
Name:
Title:

1(a)-2

[FORM OF SERIES 2016 NOTE, TRANCHE B]
THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.
SPIRE INC.

SERIES 2016 SENIOR NOTE, TRANCHE B, DUE 2026

No. RB[_____]                                            [Date]
$[_______]                                        PPN [___________]
FOR VALUE RECEIVED, the undersigned, SPIRE INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Missouri, hereby promises to pay to [__________], or its registered assigns, the principal sum of [_______] DOLLARS (or so much thereof as shall not have been prepaid) on [________], 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the [Applicable Interest Rate] per annum from the date hereof, payable semi-annually, on each [Tranche B Interest Payment Date], commencing with the [_____] or [_____] next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by applicable law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment) of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at the applicable Default Rate.
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at UMB Bank & Trust, N.A., in St. Louis, Missouri or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated as of June 20, 2016 (as from time to time amended, restated and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the provisions of the Note Purchase Agreement, including, without limitation, the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated,

EXHIBIT 1(b)
(to Master Note Purchase Agreement)

capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State

SPIRE INC.

By
Name:
Title:

1(b)-2

FORM OF OPINION OF GENERAL COUNSEL
OF THE COMPANY5

The opinions of Mark C. Darrell, General Counsel of the Company, shall be to the effect that (in each case, subject to reasonable and customary assumptions, exceptions, qualifications and limitations):

1.
The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Missouri and (b) is duly qualified as a foreign corporation and is in good standing in all of the states where the nature of its business or the ownership or use of property requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.
The Company has full corporate right, power and authority to execute, deliver and perform its obligations under the Note Purchase Agreement and the Series 2016 Notes and has duly taken or caused to be taken all necessary corporate actions to authorize the execution, delivery and performance of the Note Purchase Agreement and the Series 2016 Notes.

3.	The Note Purchase Agreement has been duly authorized, executed and delivered by the Company.

4.	The Series 2016 Notes have been duly authorized, executed and delivered by the Company.

5.
No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority of the State of Missouri by the Company is required under any law (reasonably applicable to the Company or the transactions contemplated by the Note Purchase Agreement) in connection with the execution, delivery or performance by the Company of the Note Purchase Agreement or the Series 2016 Notes that has not already been obtained.

6.
The consummation of the transactions contemplated by the Note Purchase Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, (a) any Material indenture, mortgage, deed of trust or other Material agreement or instrument known to us after due inquiry to which the Company is a party or by which it is bound or to which any of the property of the Company is subject; (b) the Articles of Incorporation or Bylaws of the Company; or (c) any Material order of any Governmental Authority of the State of Missouri having jurisdiction over the Company or any of its properties under any law (reasonably applicable to the Company or the transactions contemplated by the Note Purchase Agreement).

___________________

5 NTD: Subject to continuing review by the Company/Akin Gump and proposed investors.
EXHIBIT 4.4(a)
(to Master Note Purchase Agreement)

7.
Except as disclosed under “Item 1. Legal Proceedings” in Part II of the Company’s most recent Form 10-Q or as otherwise disclosed in the Disclosure Documents, to the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or which the property of the Company is subject, before or brought by any Governmental Authority, which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by the Note Purchase Agreement or the performance by the Company of its obligations thereunder.

4.4(a)-2

FORM OF OPINION OF SPECIAL COUNSEL
TO THE COMPANY6
The opinions of Akin, Gump, Strauss, Hauer & Feld LLP, counsel for the Company, shall be to the effect that (in each case, subject to reasonable and customary assumptions, exceptions, qualifications and limitations):

1.
The Note Purchase Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

2.
The Series 2016 Notes have been duly executed and delivered by the Company and, when paid for by the Purchasers in accordance with the terms of the Note Purchase Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

3.
No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority under any Included Law by the Company is required under any law (reasonably applicable to the Company or the transactions contemplated by the Note Purchase Agreement) in connection with the execution, delivery or performance by the Company of the Note Purchase Agreement or the Series 2016 Notes that has not already been obtained.

4.
The consummation of the transactions contemplated by the Note Purchase Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, (a) any Included Law or (b) to our knowledge, any order of any Governmental Authority or regulatory body having jurisdiction over the Company or any of its properties under any Included Law (reasonably applicable to the Company or the transactions contemplated by the Note Purchase Agreement).

5.
Assuming, without independent investigation, (a) the accuracy of the representations and warranties of, and the performance by such Persons of the covenants of, the Company and the Purchasers contained in the Note Purchase Agreement and (b) that neither the Company nor any other Person will, after the offer, issue, sale and delivery of the Series 2016 Notes, take or omit to take any action which could cause such offer, issue sale or delivery not to constitute an exempted transaction under the Securities Act, it is not necessary in connection with such offer, issue, sale or delivery to register the Series 2016 Notes under the Securities Act or to qualify the Note Purchase Agreement under the Trust Indenture Act of 1939, as amended.

6.	Assuming the Company’s compliance with Section 5.14 of the Note Purchase Agreement, the execution, delivery and performance of the Note Purchase Agreement by the

_____________________

6 NTD: Subject to continuing review by Akin Gump and proposed investors.
EXHIBIT 4.4(b)
(to Master Note Purchase Agreement)

Company will not violate or result in a violation of Regulation T, U or X of the Board of Governors of the United States Federal Reserve System, 12 CFR, Part 220, Part 221 and Part 224, respectively. For purposes of this opinion, we have assumed that none of the Purchasers is a “creditor” as defined in Regulation T.

7.
The Company is not, and after giving effect to the offering and sale of the Series 2016 Notes, and the application of the proceeds thereof as described in the Note Purchase Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.4(b)-2

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS
[TO BE PROVIDED ON A CASE BY CASE BASIS]

EXHIBIT 4.4(c)
(to Master Note Purchase Agreement)

FORM OF SUBSIDIARY GUARANTY AGREEMENT

FORM OF SUBSIDIARY GUARANTY AGREEMENT

Dated as of [______________________, 20 ___]

of

[NAME OF GUARANTOR(S)]

EXHIBIT 9.8
(to Master Note Purchase Agreement)

TABLE OF CONTENTS

SECTION    HEADING    PAGE
SECTION 1.    GUARANTY     1
SECTION 2.    OBLIGATIONS ABSOLUTE    3
SECTION 3.    WAIVER    3
SECTION 4.    OBLIGATIONS UNIMPAIRED    4
SECTION 5.    SUBROGATION AND SUBORDINATION    5
SECTION 6.    REINSTATEMENT OF GUARANTY    6
SECTION 7.    RANK OF GUARANTY    6
SECTION 8.    RESERVED    6
SECTION 9.    REPRESENTATIONS AND WARRANTIES OF [EACH][THE]
GUARANTOR    6
Section 9.1.    Organization; Power and Authority    6
Section 9.2.    Authorization, Etc    6
Section 9.3.    Reserved    7
Section 9.4.    Compliance with Laws, Other instruments, Etc    7
Section 9.5.    Governmental Authorizations, Etc    7
Section 9.6.    Reserved    7
Section 9.7.    Solvency    7
SECTION 10.    RESERVED    7
SECTION 11.    TERM OF SUBSIDIARY GUARANTY AGREEMENT    7
SECTION 12.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
AGREEMENT    8
SECTION 13.    AMENDMENT AND WAIVER.    8
Section 13.1.    Requirements    8
Section 13.2.    Solicitation of Holders of Notes    8
Section 13.3.    Binding Effect    9
Section 13.4.    Notes Held by Company, Etc    9
SECTION 14.    NOTICES    9

SECTION 15.    MISCELLANEOUS    9
Section 15.1.    Successors and Assigns; Joinder    9
Section 15.2.    Severability    10
Section 15.3.    Construction    10
Section 15.4.    Further Assurances    10
Section 15.5.    Governing Law    10
Section 15.6.    Jurisdiction and Process; Waiver of Jury Trial    10

SUBSIDIARY GUARANTY AGREEMENT
THIS SUBSIDIARY GUARANTY AGREEMENT, dated as of [_____________, 20___] (this "Subsidiary Guaranty Agreement”), is made by [each of] the undersigned ([each a][the] “Guarantor” and, together with [each of the other signatories hereto and] any other entities from time to time parties hereto pursuant to Section 15.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder.”
PRELIMINARY STATEMENTS:

I.Spire Inc., a Missouri corporation (the “Company”), has entered into a Master Note Purchase Agreement dated as of June 20, 2016 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”). Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.

II.The Company has authorized the issuance, pursuant to the Note Agreement, of its (a) Series 2016 Senior Notes, Tranche A, due 2021 in the aggregate principal amount of $35,000,000 and (b) Series 2016 Senior Notes, Tranche B, due 2026 in the aggregate principal amount of $130,000,000 (collectively, the “Initial Notes”). The Company is authorized to issue Additional Notes (as such term is defined in the Note Agreement) of one or more separate series from time to time pursuant to Section 1.3 of the Note Agreement. The Initial Notes, the Additional Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

III.Pursuant to the Note Agreement, the Company is required to cause [each][the] Guarantor to deliver this Subsidiary Guaranty Agreement to the holders.

IV.[Each][The] Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The [Board of Directors] of [each][the] Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.
NOW THEREFORE, in compliance with the Note Agreement, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, [each][the] Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1.    GUARANTY.
[Each][The] Guarantor hereby irrevocably, unconditionally [and jointly and severally with the other Guarantors] guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any other instrument referred to therein (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectability and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, [each][the] Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. [Each][The] Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Subsidiary Guaranty Agreement.
[Each][The] Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such Guarantor[, by any other Guarantor] or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Subsidiary Guaranty Agreement, the Notes or the Note Agreement or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Subsidiary Guaranty Agreement, the Notes, the Note Agreement or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Subsidiary Guaranty Agreement.
[Each][The] Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with [the other Guarantors and] any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.
Notwithstanding the foregoing provisions or any other provision of this Subsidiary Guaranty Agreement, the holders (on behalf of themselves and their successors and assigns) and [each][the] Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the

9.8-2

Maximum Guaranteed Amount determined as of such time with regard to such Guarantor, then this Subsidiary Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of [any][the] Guarantor or any holder and shall be deemed to have been automatically consented to by [each][the] Guarantor and each holder. [Each][The] Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Subsidiary Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.
SECTION 2.    OBLIGATIONS ABSOLUTE.
Subject to Section 9.8(c) of the Note Agreement, the obligations of [each][the] Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other instrument referred to therein (it being agreed that the obligations of [each][the] Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of [any][the] Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of [any][the] Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with [any][the] Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to [any][the] Guarantor or to any subrogation, contribution or reimbursement rights [any][the] Guarantor may otherwise have. [Each][The] Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder or otherwise in accordance with Section 9.8(c) of the Note Agreement.

9.8-3

SECTION 3.    WAIVER.
[Each][The] Guarantor unconditionally waives to the fullest extent permitted by law,
(a)notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes, the Note Agreement or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Company or [any][the] Guarantor with respect to any Note, notice to the Company or to [any][the] Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder.
SECTION 4.    OBLIGATIONS UNIMPAIRED.
[Each][The] Guarantor authorizes the holders, without notice or demand to such Guarantor [or any other Guarantor] and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement or any other instrument referred to therein;
(b)to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, the Note Agreement or any other instrument referred to therein, for the performance of this Subsidiary Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Company, [any][the] Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, such Guarantor [or any other Guarantor] or any other Person or to pursue any other remedy available to the holders.
If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, [any][the] Guarantor or

9.8-4

any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Subsidiary Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.
SECTION 5.    SUBROGATION AND SUBORDINATION.

(a)[Each][The] Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Subsidiary Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Subsidiary Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b)[Each][The] Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of [any][the] Guarantor under this Subsidiary Guaranty Agreement.

(c)If any amount or other payment is made to or accepted by [any][the] Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Subsidiary Guaranty Agreement.

(d)[Each][The] Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Subsidiary Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.

(e)[Each][The] Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any guarantor that has not paid its

9.8-5

Proportionate Share of the Guaranteed Obligations. Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such guarantor seeking contribution and [each][the] Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of [any][the] Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and [each][the] Guarantor shall remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations.
SECTION 6.    REINSTATEMENT OF GUARANTY.
This Subsidiary Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.
SECTION 7.    RANK OF GUARANTY.
[Each][The] Guarantor will ensure that its payment obligations under this Subsidiary Guaranty Agreement will at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Guarantor now or hereafter existing.
SECTION 8.    RESERVED.
SECTION 9.    REPRESENTATIONS AND WARRANTIES OF [EACH][THE] GUARANTOR.
[Each][The] Guarantor represents and warrants to each holder as follows:
Section 9.1. Organization; Power and Authority.    Such Guarantor is a [___________]7, duly incorporated or organized, as the case may be, validly existing and in good standing under the laws of its jurisdiction of [_________]8, and is duly qualified as a foreign [__________]9 and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so

___________________
7    Insert type of entity and jurisdiction.

8    Insert appropriate entity formation (e.g., incorporation, organization, etc.)

9    Insert type of entity.

9.8-6

qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Guarantor has the [___________]10 power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Subsidiary Guaranty Agreement and to perform the provisions hereof.
Section 9.2. Authorization, Etc. This Subsidiary Guaranty Agreement has been duly authorized by all necessary [__________]11 action on the part of such Guarantor, and this Subsidiary Guaranty Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 9.3. Reserved.
Section 9.4. Compliance with Laws, Other instruments, Etc. The execution, delivery and performance by such Guarantor of this Subsidiary Guaranty Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its Subsidiaries under, any Material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents, or any other Material agreement or instrument to which such Guarantor or any of its Subsidiaries is bound or by which such Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its Subsidiaries or (c) violate, in any Material respect, any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its Subsidiaries.
Section 9.5. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Subsidiary Guaranty Agreement, [other than [_____], which consent, approval or authorization or registration, filing or declaration has been obtained or made, as applicable].
Section 9.6. Reserved

10 Insert appropriate form of action (e.g., corporate, limited liability company, etc.).

11 Insert appropriate entity power.
9.8-7

Section 9.7. Solvency. Upon the execution and delivery hereof, such Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business.

SECTION 10.    RESERVED.
SECTION 11.    TERM OF SUBSIDIARY GUARANTY AGREEMENT.
Except as set forth in Section 9.8(c) of the Note Agreement, this Subsidiary Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor[s] contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6.
SECTION 12.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Subsidiary Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of [a][the] Guarantor pursuant to this Subsidiary Guaranty Agreement shall be deemed representations and warranties of such Guarantor under this Subsidiary Guaranty Agreement. Subject to the preceding sentence, this Subsidiary Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.
SECTION 13.    AMENDMENT AND WAIVER.
Section 13.1. Requirements. Except as otherwise provided in the fourth paragraph of Section 1 of this Subsidiary Guaranty Agreement, this Subsidiary Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of [each][the] Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 11 or 13 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of [any][the] Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Subsidiary Guaranty Agreement) will be effective as to any holder unless consented to by such holder in writing.
Section 13.2. Solicitation of Holders of Notes.
(a) Solicitation. [Each][The] Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with reasonably sufficient information, reasonably sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or

9.8-8

consent in respect of any of the provisions hereof. [Each][The] Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 13.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Holders.
(b) Payment. The Guarantor[s] will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.
Section 13.3. Binding Effect. Any amendment or waiver consented to as provided in this Section 13 applies equally to all holders and is binding upon them and upon each future holder and upon [each][the] Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between [a][the] Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Subsidiary Guaranty Agreement” and references thereto shall mean this Subsidiary Guaranty Agreement as it may be amended, modified, supplemented or restated from time to time.
Section 13.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Subsidiary Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by [any][the] Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.
SECTION 14.    NOTICES.
All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy or electronic mail (to those recipients who have provided email addresses specifically for such purpose to the other parties hereto) if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
(a)    if to [any][the] Guarantor, to [____________________], or such other address as such Guarantor shall have specified to the holders in writing, or

9.8-9

(b)     if to any holder, to such holder at the addresses specified for such communications set forth in Schedule A to the Note Agreement, or such other address as such holder shall have specified to the Guarantor[s] in writing.
SECTION 15.    MISCELLANEOUS.
Section 15.1. Successors and Assigns; Joinder. All covenants and other agreements contained in this Subsidiary Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not. It is agreed and understood that any Person may become a Guarantor hereunder by executing a Subsidiary Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the holders. Any such Person shall thereafter be a “Guarantor” for all purposes under this Subsidiary Guaranty Agreement.
Section 15.2. Severability. Any provision of this Subsidiary Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.
Section 15.3. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
The section and subsection headings in this Subsidiary Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Subsidiary Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Subsidiary Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.
Section 15.4. Further Assurances. [Each][The] Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Subsidiary Guaranty Agreement.
Section 15.5. Governing Law. This Subsidiary Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

9.8-10

Section 15.6. Jurisdiction and Process; Waiver of Jury Trial. (a) Each party to this Subsidiary Guaranty Agreement hereby irrevocably submits to the exclusive jurisdiction of any federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty Agreement or the Notes; provided that if no such federal court has jurisdiction to accept such suit, action or proceeding, then each party to this Agreement irrevocably and unconditionally submits to the exclusive jurisdiction of any state court sitting in the Borough of Manhattan, The City of New York. To the fullest extent permitted by applicable law, each party to this Subsidiary Guaranty Agreement irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)    [Each][The] Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 15.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 14 or at such other address of which such holder shall then have been notified pursuant to Section 14. [Each][The] Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)    Nothing in this Section 15.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against [any][the] Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)     THE GUARANTOR[S] AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SUBSIDIARY GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

9.8-11

IN WITNESS WHEREOF, [each][the] Guarantor has caused this Subsidiary Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

9.8-12

EXHIBIT A
SUBSIDIARY GUARANTOR SUPPLEMENT
THIS SUBSIDIARY GUARANTOR SUPPLEMENT (the “Subsidiary Guarantor Supplement”),
dated as of [______, 20 ] is made by [_____], a [_____]12 (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below:
PRELIMINARY STATEMENTS:

I.Pursuant to the Master Note Purchase Agreement dated as of June 20, 2016 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Spire Inc., a Missouri corporation (the “Company”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold (a) $35,000,000 aggregate principal amount of its Series 2016 Senior Notes, Tranche A, due 2021 and (b) $130,000,000 aggregate principal amount of its Series 2016 Senior Notes, Tranche B, due 2026 (collectively, the “Initial Notes”). The Company is authorized to issue Additional Notes (as such term is defined in the Note Agreement) of one or more separate series from time to time pursuant to Section 1.3 of the Note Agreement. The Initial Notes, the Additional Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”.

II.The Company is required pursuant to the Note Agreement to cause the Additional Guarantor to deliver this Subsidiary Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guaranty Agreement dated as of [________________, 20____] executed by [certain Subsidiaries of the Company] (together with each entity that from time to time becomes a party thereto by executing a Subsidiary Guarantor Supplement pursuant to Section 15.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”).

III.The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV.Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.

12 Insert type of entity and jurisdiction.
9.8-13

Now therefore, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Company to comply with the terms of the Note Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:
The Additional Guarantor hereby becomes a Guarantor (as defined in the Subsidiary Guaranty Agreement) for all purposes of the Subsidiary Guaranty Agreement. Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantor[s] under the Subsidiary Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Guaranteed Obligations (as defined in Section 1 of the Subsidiary Guaranty Agreement) in the same manner and to the same extent as is provided in the Subsidiary Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Subsidiary Guaranty Agreement, (d) makes the representations and warranties set forth in Section 9 of the Subsidiary Guaranty Agreement and (e) waives the rights, submits to jurisdiction, and waives service of process as described in Section 15.6 of the Subsidiary Guaranty Agreement.
Notice of acceptance of this Subsidiary Guarantor Supplement and of the Subsidiary Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.
The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 14 of the Subsidiary Guaranty Agreement is set forth below.
IN WITNESS WHEREOF, the Additional Guarantor has caused this Subsidiary Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

9.8-14

______________________________________________________________________________
SPIRE INC.
[NUMBER] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT
Dated as of [_____________]

Re:    $[____________] [_____]% Series [    ] Senior Notes
due[__________________]

______________________________________________________________________________

EXHIBIT S
(to Master Note Purchase Agreement)

SPIRE INC.
Dated as of [_____________]
To the Purchaser(s) named in Schedule A hereto
Ladies and Gentlemen:
This [Number] Supplement to Master Note Purchase Agreement (this “Supplement”) is between SPIRE INC., a Missouri corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Master Note Purchase Agreement dated as of June [_], 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. All capitalized definitional terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 1.3 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchaser(s) as follows:

1.The Company has authorized the issue and sale of $[_______] aggregate principal amount of its [__________]% Series [_____] Senior Notes due [______] (the “Series    Notes”). The Series [____] Notes, together with the Series 2016 Notes [and the Series ____ Notes] initially issued pursuant to the Note Purchase Agreement [and the Supplement] and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 1.3 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series [__________] Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

2.Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series [_________] Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3.The sale and purchase of the Series [_________] Notes to be purchased by each Purchaser shall occur at the offices of [_________] at 10:00 A.M. Chicago time, at a closing (the “Closing”) on [___________] or on such other Business Day thereafter on or prior to [_______] as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series [_____] Notes to be purchased by such Purchaser in the form of a single Series [    ] Note (or such greater number of Series [_______] Notes in denominations of at least $250,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company, with wire instructions to be provided by the Company to the Purchaser at least three Business Days prior to the Closing date in accordance with Section 4. If, at the Closing, the Company shall fail to tender such Series [    ] Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
4.    The obligation of each Purchaser to purchase and pay for the Series [______] Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement (giving effect to any changes to the representations and warranties set forth in the Note Purchase Agreement effectuated by this Supplement) with respect to the Series [    ] Notes to be purchased at the Closing, and to the following additional conditions:

(a)Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold at the Closing pursuant to this Supplement.
5.    [Insert special provisions for Series [_____] Notes including prepayment provisions applicable to Series [______] Notes (including Make-Whole Amount) and closing conditions applicable to Series [______] Notes].
6.    Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series [_______] Notes by such Purchaser.
7.    Subject to the terms of this Supplement, the Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.
The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

SPIRE INC.

By:
Name:
Title:

Accepted as of _________________

[VARIATION]

By:
Name:
Title:

INFORMATION RELATING TO PURCHASERS
PRINCIPAL
NAME AND ADDRESS OF PURCHASER                    AMOUNT OF SERIES
[_______] NOTES TO BE
PURCHASED
[NAME OF PURCHASER]
$

(1)	All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	All other communications:

SCHEDULE A
(to Supplement)

SUPPLEMENTAL REPRESENTATIONS
The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all Material respects as of the date hereof with respect to the Series [______] Notes with the same force and effect as if each reference to “Series 2016 Notes” set forth therein was modified to refer the “Series [______] Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the [______] Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:
Section 5.3. Disclosure. The Company, through its agent, [______], has delivered to each Purchaser a copy of a Private Placement Memorandum, dated [______] (the “Memorandum”), relating to the transactions contemplated by the [______] Supplement. The Note Purchase Agreement, the [______] Supplement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the [    ] Supplement and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (the Note Purchase Agreement, the [______] Supplement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to [circle date] being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections, budgets and other estimates, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Except as disclosed in the Disclosure Documents, since [last audit date], there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the [______] Supplement is (except as noted therein) a complete and correct list of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary.
Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series [______] Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [    ] other Institutional Investors, each of which has been offered the Series [______] Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series [______] Notes to the registration

EXHIBIT A
(to Supplement)

requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.
Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series [______] Notes as set forth under the heading [“Summary of Proposed Note Offering” of the Memorandum]. No part of the proceeds from the sale of the Series [______] Notes under the [______] Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 15% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 15% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 to the [______] Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of [______] (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries (other than as permitted hereunder). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $[25,000,000] that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
[Add any additional Sections and/or modify any other Sections as appropriate at the time the Series [______] Notes are issued]

[FORM OF SERIES [______] NOTE]
THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

EXHIBIT 1
(to Supplement)

SPIRE INC.
[______]% SERIES [    ] SENIOR NOTE, [TRANCHE______], DUE [______]
No. [_____]                                            [Date]
$[_______]                                     PPN [__________]
FOR VALUE RECEIVED, the undersigned, SPIRE INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Missouri, hereby promises to pay to [______], or its registered assigns, the principal sum of [______] DOLLARS (or so much thereof as shall not have been prepaid) on
[______], with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of [______]% per annum from the date hereof, payable semi-annually, on the [______] day of [______] and [    ] in each year, commencing with the [______] or [______] next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semi-annually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [    ]% and (ii) 2.0% over the rate of interest publicly announced by [name of reference bank] from time to time in New York, New York as its “base” or “prime” rate.
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at UMB Bank & Trust, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Supplement to the Master Note Purchase Agreement, dated June 20, 2016 (as from time to time amended, restated and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the provisions of the Note Purchase Agreement, including, without limitation, the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6.1 and Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat

1-2

the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SPIRE INC.

By
Name:
Title: